                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION
                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                                 SERVICE SHARES
                              INSTITUTIONAL SHARES

                           GOLDMAN SACHS BALANCED FUND
                      GOLDMAN SACHS GROWTH AND INCOME FUND
                  GOLDMAN SACHS CORE(SM) LARGE CAP VALUE FUND
                    GOLDMAN SACHS CORE(SM) U.S. EQUITY FUND
                 GOLDMAN SACHS CORE(SM) LARGE CAP GROWTH FUND
                 GOLDMAN SACHS CORE(SM) SMALL CAP EQUITY FUND
               GOLDMAN SACHS CORE(SM) INTERNATIONAL EQUITY FUND
                        GOLDMAN SACHS CAPITAL GROWTH FUND
                       GOLDMAN SACHS STRATEGIC GROWTH FUND
                     GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
                        GOLDMAN SACHS MID CAP VALUE FUND
                       GOLDMAN SACHS SMALL CAP VALUE FUND
                       GOLDMAN SACHS LARGE CAP VALUE FUND
                     GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                       GOLDMAN SACHS EUROPEAN EQUITY FUND
                       GOLDMAN SACHS JAPANESE EQUITY FUND
              GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND
                  (formerly named International Small Cap Fund)
                   GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
                         GOLDMAN SACHS ASIA GROWTH FUND
                       GOLDMAN SACHS RESEARCH SELECT FUND

                   (Equity Portfolios of Goldman Sachs Trust)

                                4900 Sears Tower
                          Chicago, Illinois 60606-6303

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectuses for the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares of: Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small

Cap Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Growth Opportunities Fund (formerly International Small Cap Fund), Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund and Goldman Sachs Research Select Fund dated December 29, 2000 (the "Prospectuses"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

     The audited financial statements and related report of PricewaterhouseCoopers LLP, independent public accountants, for each Fund contained in each Fund's 2000 annual report is incorporated herein by reference in the section "Financial Statements." No other portions of the Fund's Annual Report are incorporated by reference.

     CORESM is a service mark of Goldman, Sachs & Co.

                                TABLE OF CONTENTS                          Page
                                                                           ----

INTRODUCTION.................................................................B-5
INVESTMENT POLICIES..........................................................B-6
INVESTMENT RESTRICTIONS.....................................................B-51
MANAGEMENT..................................................................B-53
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................B-82
NET ASSET VALUE.............................................................B-92
PERFORMANCE INFORMATION.....................................................B-94
SHARES OF THE TRUST........................................................B-107
TAXATION...................................................................B-113
FINANCIAL STATEMENTS.......................................................B-121
OTHER INFORMATION..........................................................B-121
DISTRIBUTION AND SERVICE PLANS.............................................B-123
OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE,
     PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS.......................B-133
SERVICE PLAN...............................................................B-137
Appendix A (Description of Securities Ratings)...............................1-A
Appendix B (Business Principles of Goldman, Sachs & Co.).....................1-B
Appendix C (Statement of Intention and Escrow Agreement).....................1-C

          The date of this Additional Statement is December 29, 2000.

GOLDMAN SACHS FUNDS MANAGEMENT, L.P.
Investment Adviser to:
Goldman Sachs CORE U.S. Equity Fund
Goldman Sachs Capital Growth Fund
32 Old Slip
New York, New York 10005

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser to:
Goldman Sachs Balanced Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs CORE Large Cap Value Fund
Goldman Sachs CORE Large Cap Growth Fund
Goldman Sachs CORE Small Cap Equity Fund
Goldman Sachs CORE International Equity Fund
Goldman Sachs Strategic Growth Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund
Goldman Sachs Large Cap Value Fund
Goldman Sachs Research Select Fund
32 Old Slip
New York, New York 10005

GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, Illinois 60606

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
Investment Adviser to:
Goldman Sachs International Equity Fund
Goldman Sachs European Equity Fund
Goldman Sachs Japanese Equity Fund
Goldman Sachs International Growth
   Opportunities Fund (formerly named
   International Small Cap Fund)
Goldman Sachs Emerging Markets Equity
   Fund
Goldman Sachs Asia Growth Fund
Procession House
55 Ludgate Hill
London, England EC4M7JW


                     Toll free (in U.S.) . . . 800-621-2550

                                  INTRODUCTION

     Goldman Sachs Trust (the "Trust") is an open-end, management investment company. The Trust is organized as a Delaware business trust, and is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this Additional
Statement: Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs CORE Large Cap Value Fund ("CORE Large Cap Value Fund"), Goldman Sachs CORE U.S. Equity Fund ("CORE U.S. Equity Fund")(formerly known as "Goldman Sachs Select Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity Fund"), Goldman Sachs CORE International Equity Fund ("CORE International Equity Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Strategic Growth Fund ("Strategic Growth Fund"), Goldman Sachs Growth Opportunities Fund ("Growth Opportunities Fund"), Goldman Sachs Mid Cap Value Fund ("Mid Cap Value Fund") (formerly known as "Mid Cap Equity Fund"), Goldman Sachs Small Cap Value Fund ("Small Cap Value Fund"), Goldman Sachs Large Cap Value Fund ("Large Cap Value Fund"), Goldman Sachs International Equity Fund ("International Equity Fund"), Goldman Sachs European Equity Fund ("European Equity Fund"), Goldman Sachs Japanese Equity Fund ("Japanese Equity Fund"), Goldman Sachs International Growth Opportunities Fund ("International Growth Opportunities Fund") (formerly known as "International Small Cap Fund"), Goldman Sachs Emerging Markets Equity Fund ("Emerging Markets Equity Fund"), Goldman Sachs Asia Growth Fund ("Asia Growth Fund") and Goldman Sachs Research Select Fund ("Research Select Fund") (collectively referred to herein as the "Funds").

     The Funds, except the European Equity, Japanese Equity, International Growth Opportunities, CORE Large Cap Value, CORE Large Cap Growth, CORE International Equity, Strategic Growth Fund, Growth Opportunities, CORE Small Cap Equity, Large Cap Value and Research Select Funds were initially organized as a series of a corporation formed under the laws of the State of Maryland on September 27, 1989 and were reorganized as a Delaware business trust as of April 30, 1997. The Trustees have authority under the Trust's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. Each Fund currently offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. See "Shares of the Trust."

     Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, CORE International Equity, Mid Cap Value, Small Cap Value, Large Cap Value and Research Select Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the Investment Adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management International ("GSAMI"), a unit of the Investment Management Division of Goldman Sachs, serves as the Investment Adviser to the International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI are sometimes individually referred to as an "Investment Adviser" and collectively herein as the "Investment Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Funds' investment objective and policies. There is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

                               INVESTMENT POLICIES

     Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund's objective will be achieved. Each Fund is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the "Act"). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds' prospectuses, which should be read carefully before an investment is made. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.

     Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

General Information Regarding The Funds.
----------------------------------------

     The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing a Fund's securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio, except the Research Select Fund, will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified. Under normal circumstances, the Research Select Fund will sell securities that have been removed from the U.S. Select List.

     Value Style Funds. The Growth and Income Fund, Mid Cap Value Fund, Small Cap Value Fund, Large Cap Value Fund and a portion of the equity portion of Balanced Fund are managed using a value oriented approach. (The equity portion of the Balanced Fund utilizes a blend of value and growth investment styles. See "Growth Style Funds" below). The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

     Growth Style Funds. The Capital Growth, Strategic Growth and Growth Opportunities Funds and a portion of the equity portion of the Balanced Fund are managed using a growth equity oriented approach. Equity securities for these Funds are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

     Quantitative Style Funds. CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the CORE Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

     Investment Process. The Investment Adviser begins with a broad universe of U.S. equity securities for CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE

Small Cap Equity Funds (the "CORE U.S. Equity Funds"), and a broad universe of foreign equity securities for CORE International Equity Fund. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to forecast the returns of different markets, currencies and individual securities. In the case of an equity security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a rating is assigned based upon the Research Department's evaluation. In the discretion of the Investment Adviser, ratings may also be assigned to equity securities based on research ratings obtained from other industry sources.

     In building a diversified portfolio for each CORE Equity Fund, the Investment Adviser utilizes optimization techniques to seek to construct the most efficient risk/return portfolio given each CORE Fund's benchmark. Each portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

     Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies and individual equity securities according to fundamental investment characteristics. The CORE U.S. Equity Funds use one Multifactor Model to forecast the returns of securities held in each Fund's portfolio. The CORE International Equity Fund uses multiple Multifactor Models to forecast returns. Currently, the CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 different countries. Despite this variety, all Multifactor Models incorporate common variables covering measures of value, price momentum, earnings momentum and stability (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, earnings stability, and, in the case of models for CORE International Equity Fund, currency momentum and country political risk ratings). All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

     The weightings assigned to the factors in the Multifactor Model used by the CORE U.S. Equity Funds are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the U.S. Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate factors, the Investment Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.

     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies or markets are selected for or weighted in a Fund. Such changes (which may be the result of changes in the Multifactor Models or the method of applying the Multifactor Models) may include: (i) evolutionary changes to the structure of the Multifactor Models (e.g., the addition of new factors or a new means of weighting the factors);
(ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in a Fund. Any such changes will preserve a Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

     Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to under perform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

     By employing both a quantitative (i.e., the Multifactor Models) and a qualitative (i.e., research enhanced) method of selecting securities, each CORE Equity Fund seeks to capitalize on the strengths of each discipline.

     Other Information. Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500TM Index and the CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index in order to keep a Fund's effective equity exposure close to 100%. CORE International Equity Fund may purchase other types of futures contracts. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

     Actively Managed International Funds. The International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

Additional Information About the Balanced Fund
----------------------------------------------

     The investment objective of the Balanced Fund is to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity securities (stocks). The Fund seeks to provide current income through investment in fixed-income securities (bonds).

     The Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor's goals. The Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. The Balanced Fund offers a portfolio of equity and fixed-income securities intended to provide less volatility than a portfolio completely invested in equity securities and greater diversification than a portfolio invested in only one asset class. Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity securities.

     Fixed-Income Strategies Designed to Maximize Return and Manage Risk. GSAM's approach to managing the fixed-income portion of the Balanced Fund's portfolio seeks to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), while also seeking to provide high current income. This approach emphasizes (1) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (2) individual security selection based on identifying relative value (fixed-income securities inexpensive relative to others in their sector); and (3) to a lesser extent, strategies based on GSAM's expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.

     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least BBB or Baa by a nationally recognized statistical ratings organization ("NRSRO"). The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. Government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness or such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

     GSAM seeks to manage fixed-income portfolio risk in a number of ways. These include diversifying the fixed-income portion of the Balanced Fund's portfolio among various types of fixed-income securities and utilizing sophisticated quantitative models to understand how the fixed-income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund's portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.

     A number of investment strategies will be used in selecting fixed-income securities for the Fund's portfolio. GSAM's fixed-income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Investment Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Investment Adviser's target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.

     Market Sector Selection. Market sector selection is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

     Issuer Selection. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing (within the constraints imposed by the Balanced Fund's minimum credit quality requirements). This strategy focuses on four types of investment-grade corporate issuers. Selection of securities from the first type of issuers - those with low but stable credit - is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers - those with low and intermediate but improving credit quality - is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation should occur relative to alternative securities as credit quality improves, the NRSROs upgrade credit ratings, and credit spreads narrow. Securities from the third type of issuers - issuers with deteriorating credit quality - will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and any potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market reevaluation and relative price appreciation.

     Yield Curve Strategy. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a "barbell" strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a "bullet" strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a "neutral yield curve" strategy in which the maturity distribution mirrors that of a benchmark.

Additional Information About the International Equity Fund
----------------------------------------------------------

     The International Equity Fund will seek to achieve its investment objective by investing, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for the International Equity Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Emerging Markets, including Asia and Eastern Europe."

     A Rigorous Process of Stock Selection. Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns. Stocks are carefully selected for the International Equity Fund's portfolio through a three-stage investment process. Because the International Equity Fund expects to be a long-term holder of stocks, the portfolio managers adjust the Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

     Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Investment Adviser seeks to identify attractive industries around the world. Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

     Within these industries the Investment Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.

     GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

     The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAMI's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.

Corporate Debt Obligations
--------------------------

     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Research Select Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

U.S. Government Securities
--------------------------

     Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. Each Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Bank Obligations
----------------

     Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Zero Coupon Bonds
-----------------

     A Fund's investments in fixed-income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. A Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations.

Variable and Floating Rate Securities
-------------------------------------

     The interest rates payable on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

Custodial Receipts
------------------

     Each Fund, except the Research Select Fund, may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Municipal Securities
--------------------

     The Balanced Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed-income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.

     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

Mortgage-Backed Securities
--------------------------

     General Characteristics. Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Research Select Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

     Government Guaranteed Mortgage-Backed Securities. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

     Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Mortgage Pass-Through Securities. Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Research Select Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan
            --- ----
when paid by the mortgagor in subsequent monthly payments or at maturity.

     Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     Credit Enhancement. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     Stripped Mortgage-Backed Securities. The Balanced Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Inverse Floating Rate Securities
--------------------------------

     The Balanced Fund may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund's 15% limitation on investments in such securities.

Asset-Backed Securities
-----------------------

     Each Fund (except the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Research Select Funds) may invest in asset-backed securities. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the securities.

Loan Participations
-------------------

     The Balanced Fund may invest in loan participations. Such loans must be to issuers in whose obligations Balanced Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary.

In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

     Participation interests acquired by the Balanced Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the Balanced Fund acts as co-lender in connection with a participation interest or when the Balanced Fund acquires certain participation interests, the Balanced Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Balanced Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Balanced Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Balanced Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Balanced Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the Balanced Fund will be regarded as illiquid.

     For purposes of certain investment limitations pertaining to diversification of the Balanced Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Balanced Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Balanced Fund and the borrower will be deemed issuers of a loan participation.

Futures Contracts and Options on Futures Contracts
--------------------------------------------------

     Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may only enter into such transactions with respect to a representative index. The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). Futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or, with respect to certain funds, on foreign exchanges. Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and Research Select Funds) can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to hedge against changes in currency exchange rates. Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and Research Select Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. The Balanced Fund may also use futures contracts to manage the term structure and duration of its fixed-income securities holdings in accordance with that Fund's investment objectives and policies.

     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than the CORE

Large Cap Value, CORE U.S. Equity, the CORE Large Cap Growth, CORE Small Cap Equity and Research Select Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and Research Select Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations. Each Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

     In addition to bona fide hedging, a CFTC regulation permits a Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986 as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes.

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The profitability of a Fund's trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices
--------------------------------------------

     Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund or by an offsetting forward contract which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

     A Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index comprised of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

     Yield Curve Options. The Balanced Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     The Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Balanced Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by the Balanced Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of such Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Real Estate Investment Trusts
-----------------------------

     Each Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Warrants and Stock Purchase Rights
----------------------------------

     Each Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. The CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Research Select Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities
------------------

     Each Fund may invest in securities of foreign issuers. The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Large Cap Value Funds may invest in the aggregate up to 10%, 25%, 10%, 10%, 10%, 25%, 25% and 25%, respectively, of their total assets in foreign securities. The CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Fund will invest primarily in foreign securities under normal circumstances. With respect to the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and Research Select Funds, equity securities of foreign issuers must be traded in the United States.

     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Investment Adviser, to offer the potential for long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities involves certain special risks, including those discussed in the Funds' Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Balanced, Growth and Income, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, International Equity, Small Cap Value, Large Cap Value, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Each Fund (except the Research Select Fund) may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") and (except for CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and Research Select Funds) may also invest in European Depositary Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depositary Receipts").

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

     As described more fully below, each Fund (except the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Large Cap Value and Research Select Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets, including Asia and Eastern Europe," below.

     Investing in Emerging Countries, including Asia and Eastern Europe. CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Asia Growth and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value and Small Cap Value Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers.

     The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country markets may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets. A Fund's investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

     Certain Funds may seek investment opportunities within former "east bloc" countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressure and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

     A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxation."

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Investing in Japan. The Japanese Equity Fund invests in the equity securities of Japanese companies. Japan's economy, the second largest in the world, has grown substantially over the last three decades. The boom in Japan's equity and property markets during the expansion of the late 1980's supported high rates of investment and consumer spending on durable goods, but both of these components of demand subsequently retreated sharply following a decline in asset prices. Japan's economic growth in the 1990's has been substantially below the levels of earlier decades. During this period, Japan's economy drifted between modest growth and recession. Profits fell sharply, unemployment reached a historical high and consumer confidence was low. The banking sector continues to suffer from non-performing loans and the economy generally is subject to deflationary pressures. Numerous discount-rate cuts since 1991, a succession of fiscal stimulus packages, support plans for the debt-burdened financial system and spending for reconstruction following the Kobe earthquake may help to contain the recessionary forces, but substantial uncertainties remain. In calendar year 1998, Japan's gross national product contracted by 2.8%, its worse performance in the post-war period.

     In addition to the cyclical downturn, Japan is suffering through structural adjustments. Like many European countries, Japan has experienced a deterioration of its competitiveness. Factors contributing to this include high wages, a strong currency and structural rigidities. Japan is reforming its political process and deregulating its economy to address this situation. Among other things, the Japanese labor market is moving from a system of lifetime company employment in response to the need for increased labor mobility, and corporate governance systems are being introduced to new accounting rules, decision-making mechanisms and managerial incentives. However, these changes have resulted in some turmoil, uncertainty and a crisis of confidence.

     While the Japanese governmental system itself seems stable, the dynamics of the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions, and several prime ministers have left office because of personal scandals. Should the political instability continue, efforts to establish effective economic and fiscal policies may be hampered. Future political developments may lead to changes in policy that might adversely affect a Fund's investments.

     Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only 19% of its land is suitable for cultivation and the country is only 50% self-sufficient in food production. Accordingly, Japan is highly dependent on large imports of wheat, sorghum and soybeans. In addition, its export industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, have caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative effect. The Japanese yen has fluctuated widely during recent periods. A strong yen could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

     Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country's economy.

     Forward Foreign Currency Exchange Contracts. The Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Large Cap Value Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. The Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     The Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency.

     The Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds may also enter into forward contracts to seek to increase total return. Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of a Fund will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. The segregated assets will be marked-to-market on a daily basis. If the value of the segregated assets declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the assets will equal the amount of a Fund's commitments with respect to such contracts. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. If this happens, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     Writing and Purchasing Currency Call and Put Options. A Fund may, to the extent that it invests in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     Options on currency may be used for either hedging or cross-hedging purposes, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

     A call option written by a Fund obligates a Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund would obligate a Fund to purchase a specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Writing Covered Options" above.

     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     In addition to using options for the hedging purposes described above, the Funds may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange, which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

     The amount of the premiums, which a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps and Interest Rate
---------------------------------------------------------------------------
Swaps, Caps, Floors and Collars
-------------------------------

     The Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Balanced Fund may enter into mortgage, credit, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment for the other party, upon the occurrence of specified credit events. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund's potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     A Fund will not enter into transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.

     The use of interest rate, mortgage, index, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The Investment Advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

Convertible Securities
----------------------

     Each Fund may invest in convertible securities. Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

Preferred Securities
--------------------

     Each Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Equity Swaps
------------

     Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds' potential exposure, the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. A Fund's ability to enter into certain swap transactions may be limited by tax considerations.

Lending of Portfolio Securities
-------------------------------

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Investment Adviser to be of good standing, and when, in the judgment of the Investment Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Investment Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund (including the loan collateral).

     Cash received as collateral for securities lending transactions may be invested in other investment eligible securities. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the borrowed collateral.

When-Issued Securities and Forward Commitments
----------------------------------------------

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a

Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is generally required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund's obligations are otherwise covered. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies
----------------------------------

     Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies
--------------------------

     A Fund reserves the right to invest up to 10% of its total assets in the securities of all investment companies (including exchange-traded funds such as SPDRs and iShares/(sm)/, as defined below) but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees (and other expenses) paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as Investment Adviser, the advisory and administration fees payable by the Fund to an Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to its Investment Adviser.

     SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit

("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

     Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and Research Select Funds) may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Each Fund may, subject to the limitations stated above, invest in iShares/(sm)/ (formerly called World Equity Benchmark Shares or "WEBS") and similar securities that invest in securities included in foreign securities indices. iShares/(sm)/ are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. iShares/(sm)/ are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares/(sm)/ are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares/(sm)/ on the AMEX. To date, iShares/(sm)/ have traded at relatively modest discounts and premiums to the NAVs. However, iShares/(sm)/ have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares/(sm)/ for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares/(sm)/ will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares/(sm)/ should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares/(sm)/ as part of its investment strategy.

     Repurchase Agreements
     ---------------------

     Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. CORE International Equity, International Equity, Japanese Equity, European Equity, International Growth Opportunities, Emerging Markets Equity, Asia Growth and Balanced Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     The Investment Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, a Fund, together with other registered investment companies having advisory agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements
-----------------------------

     A Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund's outstanding shares.

     When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high-grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Short Sales
-----------

     Short Sales "Against the Box." The Funds (other than the Core Equity Funds) may engage in short sales against the box. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

     If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Mortgage Dollar Rolls
---------------------

     When the Balanced Fund enters into a mortgage dollar roll, it will segregate cash or liquid assets in an amount equal to the forward purchase price until the settlement date.

Portfolio Turnover
------------------

     Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     A Fund may not:

          (1) Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

          (2) Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

          (3) Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

          (4) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies,
               (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

          (5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

          (6) Purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

          (7) Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

          (8) Issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     A Fund may not:

     (a) Invest in companies for the purpose of exercising control or management.

     (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act")

     (c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

     (d)  Make short sales of securities, except short sales against the box.

                                   MANAGEMENT

     The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations.

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.


Name, Age                 Positions         Principal Occupation(s)
and Address               with Trust          During Past 5 Years
-----------               ----------        -----------------------

Ashok N. Bakhru, 58       Chairman          Chairman of the Board and Trustee -
P.O. Box 143              & Trustee         Goldman Sachs Variable Insurance
Lima, PA  19037                             Trust (registered investment
                                            company) (since October 1997);
                                            President, ABN Associates (July
                                            1994-March 1996 and November 1998 to
                                            present); Executive Vice President -
                                            Finance and Administration and Chief
                                            Financial Officer, Coty Inc.
                                            (manufacturer of fragrances and
                                            cosmetics) (April 1996-November
                                            1998); Senior Vice President of
                                            Scott Paper Company (until June
                                            1994); Director of Arkwright Mutual
                                            Insurance Company (1984-1999);
                                            Trustee of International House of
                                            Philadelphia (1989-Present); Member
                                            of Cornell University Council
                                            (1992-Present); Trustee of the
                                            Walnut Street Theater
                                            (1992-Present); Director, Private
                                            Equity Investors-III (since November
                                            1998); and Trustee, Citizens
                                            Scholarship Foundation of America
                                            (since 1998).

Name, Age                 Positions         Principal Occupation(s)
and Address               with Trust          During Past 5 Years
-----------               ----------        -----------------------

*David B. Ford, 55        Trustee           Trustee - Goldman Sachs Variable
32 Old Slip                                 Insurance Trust (registered
New York, NY  10005                         investment company) (since October
                                            1997); Director, Commodities Corp.
                                            LLC (futures and commodities
                                            traders) (since April 1997);
                                            Managing Director, J. Aron & Company
                                            (commodity dealer and risk
                                            management adviser) (since November
                                            1996); Managing Director, Goldman
                                            Sachs & Co. Investment Banking
                                            Division (since November 1996);
                                            Chief Executive Officer and
                                            Director, CIN Management (investment
                                            adviser) (since August 1996); Chief
                                            Executive Officer & Managing
                                            Director and Director, Goldman Sachs
                                            Asset Management International
                                            (since November 1995 and December
                                            1994, respectively); Co-Head,
                                            Goldman Sachs Asset Management
                                            (since November 1995); Co-Head and
                                            Director, Goldman Sachs Funds
                                            Management, L.P. (since November
                                            1995 and December 1994,
                                            respectively); and Chairman and
                                            Director, Goldman Sachs Asset
                                            Management Japan Limited (since
                                            November 1994).

*Douglas C. Grip, 38      Trustee           Trustee and President - Goldman
32 Old Slip               & President       Sachs Variable Insurance Trust
New York, NY  10005                         (registered investment company)
                                            (since October 1997); Trustee, Trust
                                            for Credit Unions (registered
                                            investment company) (since March
                                            1998); Managing Director, Goldman
                                            Sachs (since November 1997);
                                            President, Goldman Sachs Funds Group
                                            (since April 1996); and President,
                                            MFS Retirement Services Inc., of
                                            Massachusetts Financial Services
                                            (prior thereto).

Name, Age                   Positions       Principal Occupation(s)
and Address                 with Trust        During Past 5 Years
-----------                 ----------      -----------------------

Patrick T. Harker, 42       Trustee         Trustee - Goldman Sachs Variable
Office of the Dean                          Insurance Trust (registered
The Wharton School                          investment company) (since August
University of Pennsylvania                  2000); Dean and Reliance Professor
1000 SH-DH                                  of Operations and Information
Philadelphia, PA 19104-6364                 Management, The Wharton School,
                                            University of Pennsylvania
                                            Philadelphia, PA 19104-6364 (since
                                            February 2000); Interim and Deputy
                                            Dean, The Wharton School, University
                                            of Pennsylvania (since July 1999);
                                            Professor and Chairman of Department
                                            of Operations and Information
                                            Management, The Wharton School,
                                            University of Pennsylvania (July
                                            1997-August 2000); UPS
                                            Transportation Professor for the
                                            Private Sector, Professor of Systems
                                            Engineering and Chairman of Systems
                                            Engineering, School of Engineering
                                            and Applied Science, University of
                                            Pennsylvania (prior thereto).

Name, Age                 Positions         Principal Occupation(s)
and Address               with Trust          During Past 5 Years
-----------               ----------        -----------------------

*John P. McNulty, 48      Trustee           Trustee - Goldman Sachs Variable
32 Old Slip                                 Insurance Trust (registered
New York, NY  10005                         investment company) (since October
                                            1997); Managing Director, Goldman
                                            Sachs (since November 1996) and Head
                                            of Investment Management Division
                                            (since September 1999); General
                                            Partner, J. Aron & Company
                                            (commodity dealer and risk
                                            management adviser) (since November
                                            1995); Director and Co-Head, Goldman
                                            Sachs Funds Management, L.P. (since
                                            November 1995); Director, Goldman
                                            Sachs Asset Management International
                                            (since January 1996); Co-Head, GSAM
                                            (November 1995 - September 1999);
                                            Director, Global Capital Reinsurance
                                            (insurance) (since 1989); Director,
                                            Commodities Corp. LLC (since April
                                            1997); and Limited Partner of
                                            Goldman Sachs (1994 - November
                                            1995).

Name, Age                 Positions         Principal Occupation(s)
and Address               with Trust          During Past 5 Years
-----------               ----------        -----------------------

Mary P. McPherson, 65     Trustee           Trustee - Goldman Sachs Variable
The Andrew W. Mellon                        Insurance Trust (registered
Foundation                                  investment company) (since October
140 East 62nd Street                        1997); Vice President, The Andrew W.
New York, NY  10021                         Mellon Foundation (provider of
                                            grants for conservation,
                                            environmental and educational
                                            purposes) (since October 1997);
                                            President of Bryn Mawr College
                                            (1978-1997); Director, Smith College
                                            (since 1998); Director, Josiah Macy,
                                            Jr. Foundation (health educational
                                            programs) (since 1977); Director,
                                            Philadelphia Contributionship
                                            (insurance) (since 1985); Director
                                            Emeritus, Amherst College
                                            (1986-1998); Director, Dayton Hudson
                                            Corporation (general retailing
                                            merchandising) (1988-1997);
                                            Director, The Spencer Foundation
                                            (educational research) (since 1993);
                                            member of PNC Advisory Board
                                            (banking) (since 1993); and
                                            Director, American School of
                                            Classical Studies in Athens (since
                                            1997).

*Alan A. Shuch, 51        Trustee           Trustee - Goldman Sachs Variable
32 Old Slip                                 Insurance Trust (registered
New York, NY  10005                         investment company) (since October
                                            1997); Advisory Director - GSAM
                                            (since May 1999); Limited Partner,
                                            Goldman Sachs (prior to May 1994);
                                            Consultant to GSAM (since December
                                            1994).

Name, Age                 Positions         Principal Occupation(s)
and Address               with Trust          During Past 5 Years
-----------               ----------        -----------------------

William H. Springer, 71      Trustee        Trustee - Goldman Sachs Variable
701 Morningside Drive                       Insurance Trust (registered
Lake Forest, IL  60045                      investment company) (since October
                                            1997); Director, The Walgreen Co. (a
                                            retail drug store business) (April
                                            1988 - January 2000); Director of
                                            Baker, Fentress & Co. (a closed-end,
                                            non-diversified management
                                            investment company) (April 1992 -
                                            present); and Chairman and Trustee,
                                            Northern Institutional Funds and
                                            Northern Funds (since April 1984 and
                                            March 2000, respectively).

Richard P. Strubel, 61       Trustee        Trustee - Goldman Sachs Variable
500 Lake Cook Road                          Insurance Trust (registered
Suite 150                                   investment company) (since October
Deerfield, IL 60015                         1997); President and COO, Unext.com
                                            (provider of educational services
                                            via the internet) (since 1999);
                                            Director, Gildan Activewear Inc.
                                            (since February 1999); Director of
                                            Kaynar Technologies Inc. (since
                                            March 1997); Managing Director,
                                            Tandem Partners, Inc. (1990-1999);
                                            President and Chief Executive
                                            Officer, Microdot, Inc. (a
                                            diversified manufacturer of
                                            fastening systems and connectors)
                                            (January 1984 - October 1994);
                                            Trustee, Northern Institutional
                                            Funds and Northern Funds (since
                                            December 1982 and March 2000,
                                            respectively); and Director,
                                            Cantilever Technologies, Inc. (since
                                            1999).

*John M. Perlowski, 36       Treasurer      Treasurer - Goldman Sachs Variable
32 Old Slip                                 Insurance Trust (registered
New York, NY  10005                         investment company) (since 1997);
                                            Vice President, Goldman Sachs (since
                                            July 1995); and Director/Fund
                                            Accounting and Custody, Investors
                                            Bank &Trust Company (November 1993
                                            to July 1995).

Name, Age                    Positions          Principal Occupation(s)
and Address                  with Trust         During Past 5 Years
-----------                  ----------         -----------------------

*James A. Fitzpatrick, 40    Vice President     Vice President - Goldman Sachs
4900 Sears Tower                                Variable Insurance Trust
Chicago, IL  60606                              (registered investment company)
                                                (since October 1997); Managing
                                                Director, Goldman Sachs (since
                                                October 1999); Vice President,
                                                Goldman Sachs (April
                                                1997-December 1999); and Vice
                                                President and General Manager,
                                                First Data Corporation -
                                                Investor Services Group (1994 to
                                                1997).

*Jesse Cole, 37              Vice President     Vice President - Goldman Sachs
4900 Sears Tower                                Variable Insurance Trust
Chicago, IL  60606                              (registered investment company)
                                                (since 1998); Vice President,
                                                Goldman Sachs (since June 1998);
                                                Vice President, AIM Management
                                                Group, Inc. (investment adviser)
                                                (April 1996-June 1998); and
                                                Assistant Vice President, The
                                                Northern Trust Company (June
                                                1987-April 1996).

*Kerry K. Daniels, 37        Vice President     Vice President--Goldman Sachs
4900 Sears Tower                                Variable Insurance Trust
Chicago, IL  60606                              (registered investment company)
                                                (since April 2000); and Manager,
                                                Institutional Account
                                                Administration - Shareholder
                                                Services, Goldman Sachs (since
                                                1986).

*Mary F. Hoppa, 36           Vice President     Vice President--Goldman Sachs
4900 Sears Tower                                Variable Insurance Trust
Chicago, IL  60606                              (registered investment company)
                                                (since April 2000); Vice
                                                President, Goldman Sachs (since
                                                October 1999); and Senior Vice
                                                President and Director of Mutual
                                                Fund Operations, Strong Capital
                                                Management (January
                                                1987-September 1999).

Name, Age                    Positions          Principal Occupation(s)
and Address                  with Trust           During Past 5 Years
-----------                  ----------         -----------------------

*Christopher Keller, 35      Vice President     Vice President, Goldman Sachs
4900 Sears Tower                                Variable Insurance Trust
Chicago, IL  60606                              (registered investment company)
                                                (October 2000 - present); Vice
                                                President, Goldman Sachs (April
                                                1997-present); and Manager,
                                                Andersen Consulting (August 1989
                                                - April 1997).

*Philip V. Giuca, Jr., 38    Assistant          Assistant Treasurer - Goldman
32 Old Slip                  Treasurer          Sachs Variable Insurance Trust
New York, NY  10005                             (registered investment company)
                                                (since 1997); and Vice
                                                President, Goldman Sachs (May
                                                1992-Present).

*Peter Fortner, 42           Assistant          Assistant Treasurer - Goldman
32 Old Slip                  Treasurer          Sachs Variable Insurance Trust
New York, NY  10005                             (registered investment company)
                                                (since August 2000); Vice
                                                President, Goldman Sachs (July
                                                2000 - present); Associate,
                                                Prudential Insurance Company of
                                                America (November 1985 --June
                                                2000); and Assistant Treasurer;
                                                Certain closed-end Funds
                                                administered by Prudential (1999
                                                and 2000).

*Michael J. Richman, 40      Secretary          Secretary - Goldman Sachs
1 Liberty Plaza                                 Variable Insurance Trust
New York, NY  10004                             (registered investment company)
                                                (since 1997); Managing Director,
                                                Goldman Sachs (since 2000);
                                                General Counsel of the Funds
                                                Group of GSAM (since December
                                                1997); Associate General Counsel
                                                of GSAM (February 1994 -
                                                December 1997); Counsel to the
                                                Funds Group, GSAM (June 1992 to
                                                December 1997); Associate
                                                General Counsel, Goldman Sachs
                                                (since December 1998); Vice
                                                President of Goldman Sachs
                                                (since June 1992); and Assistant
                                                General Counsel of Goldman Sachs
                                                (June 1992 to December 1998).

Name, Age                    Positions          Principal Occupation(s)
and Address                  with Trust           During Past 5 Years
-----------                  ----------         -----------------------

*Howard B. Surloff, 35       Assistant          Assistant Secretary - Goldman
32 Old Slip                  Secretary          Sachs Variable Insurance Trust
New York, NY  10005                             (registered investment company)
                                                (since 1997); Assistant General
                                                Counsel, GSAM and General
                                                Counsel to the U.S. Funds Group
                                                (since December 1997); Assistant
                                                General Counsel and Vice
                                                President, Goldman Sachs (since
                                                November 1993 and May 1994,
                                                respectively); and Counsel to
                                                the Funds Group, GSAM (November
                                                1993 - December 1997).

*Valerie A. Zondorak, 35     Assistant          Assistant Secretary - Goldman
32 Old Slip                  Secretary          Sachs Variable Insurance Trust
New York, NY  10005                             (registered investment company)
                                                (since 1997); Assistant General
                                                Counsel, GSAM and Assistant
                                                General Counsel to the Funds
                                                Group (since December 1997);
                                                Vice President and Assistant
                                                General Counsel, Goldman Sachs
                                                (since March 1997); Counsel to
                                                the Funds Group, GSAM (March
                                                1997 - December 1997); and
                                                Associate of Shereff, Friedman,
                                                Hoffman & Goodman (September
                                                1990 to February 1997).

*Deborah A. Farrell, 29      Assistant          Assistant Secretary - Goldman
32 Old Slip                  Secretary          Sachs Variable Insurance Trust
New York, NY  10005                             (registered investment company)
                                                (since 1997); Legal Products
                                                Analyst, Goldman Sachs (since
                                                December 1998); Legal Assistant
                                                Goldman Sachs (January
                                                1996-December 1998); Assistant
                                                Secretary to the Funds Group
                                                (1996 to present); and Executiv
                                                Secretary, Goldman Sachs
                                                (January 1994 - January 1996).

Name, Age                    Positions          Principal Occupation(s)
and Address                  with Trust           During Past 5 Years
-----------                  ----------         -----------------------

*Kaysie P. Uniacke, 39       Assistant          Assistant Secretary - Goldman
32 Old Slip                  Secretary          Sachs Variable Insurance Trust
New York, NY  10005                             (registered investment company)
                                                (since 1997); Managing Director,
                                                Goldman Sachs (since 1997); and
                                                Vice President and Senior Fund
                                                Manager, GSAM (1988 to 1997).

*Elizabeth D. Anderson, 31   Assistant          Assistant Secretary - Goldman
32 Old Slip                  Secretary          Sachs Variable Insurance Trust
New York, NY  10005                             (registered investment company)
                                                (since 1997); Vice President,
                                                Goldman Sachs (since May 1997);
                                                Fund Manager, GSAM (since April
                                                1996); Junior Fund Manager, GSAM
                                                (1995 - April 1996); and Funds
                                                Trading Assistant, GSAM (1993 -
                                                1995).

*Amy E. Belanger, 31         Assistant          Assistant Secretary - Goldman
32 Old Slip                  Secretary          Sachs Variable Insurance Trust
New York, NY  10005                             (registered investment company)
                                                (since 1999); Vice President,
                                                Goldman Sachs (since June 1999);
                                                Counsel, Goldman Sachs (since
                                                1998); and Associate, Dechert
                                                Price & Rhoads (September
                                                1996-1998).

            Each interested Trustee and officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of November 30, 2000, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

            The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

            The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2000:


                             Aggregate           Pension or Retirement Benefits     Total Compensation from Goldman
                            Compensation           Accrued as Part of Funds'        Sachs Trust and the Goldman Sachs
Name of Trustee           from the Funds/2/          -------------------------            Fund complex (including
---------------           -----------------               Expenses                           the Funds)/3/
                                                          --------                           -------------
Ashok N. Bakhru/1/              $31,780                     $ -                                 $105,750
David B. Ford                         0                       -                                        0
Douglas C. Grip                       0                       -                                        0
Patrick T. Harker/4/                  0                       -                                        0
John P. McNulty                       0                       -                                        0
Mary P. McPherson                23,842                       -                                   79,500
Alan A. Shuch                         0                       -                                        0
Jackson W. Smart/5/              15,487                       -                                   53,500
William H. Springer              23,207                       -                                   77,500
Richard P. Strubel               23,842                       -                                   79,500



/1/ Includes compensation as Chairman of the Board of Trustees.

/2/ Reflects amount paid by the Funds during the fiscal year ended August 31, 2000.

/3/ The Goldman Sachs Fund complex consists of the Goldman Sachs Trust and
    Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 54 mutual funds, including 23 equity funds, as of August 31, 2000. Goldman Sachs Variable Insurance Trust consisted of 10 mutual funds as of August 31, 2000.

/4/ Mr. Harker was elected to the Board of Trustees on August 29, 2000.

/5/ No longer a trustee of the Trust.

      Class A Shares of the Funds may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including rehired employees and former partners), any partnership of which Goldman Sachs is a general partner, any trustee or officer of the Trust and designated family members of any of the above individuals. These and the Funds' other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.

      The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

Management Services
===================

      As stated in the Funds' Prospectus, GSFM, 32 Old Slip, New York, New York, a Delaware limited partnership and an affiliate of Goldman Sachs, 85 Broad Street, New York, New York, serves as Investment Adviser to the CORE U.S. Equity and Capital Growth Funds. GSAM, 32 Old Slip, New York, New York, a unit of the Investment Management Division of Goldman Sachs, serves as Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, CORE International Equity, Mid Cap Value, Small Cap Value, Large Cap Value and Research Select Funds. GSAMI, Procession House, 55 Ludgate Hill, London, England EC4M 7JW, a unit of the Investment Management Division of Goldman Sachs, serves as Investment Adviser to the International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds. GSAMI is also an affiliate of Goldman Sachs. See "Service Providers" in the Funds' Prospectus for a description of the applicable Investment Adviser's duties to the Funds.

      The Goldman Sachs Group, L.P. which controlled the Funds' Investment Advisers, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering in 1999.

      Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

      The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,200 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Investment Advisers.

      For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

      In managing the Funds, the Investment Advisers have access to Goldman Sachs' economics research. The Economics Research Department based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor and Reuters. These rankings acknowledge the achievements of the firm's economists, strategists and equity analysts.

      In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities (in particular, the CORE International Equity, International Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds), the Investment Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

      The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as Investment Advisers, may render similar services to others as long as the services under the Management Agreements are not impaired thereby. The Research Select, Large Cap Value,

Strategic Growth, Growth Opportunities, CORE Large Cap Value, European Equity, Japanese Equity and International Growth Opportunities Funds' Management Agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the Management Agreement on April 26, 2000, October 26, 1999, April 28, 1999, April 28, 1999, November 3, 1998, July 22, 1998, April 23, 1998 and April 23, 1998,
respectively. The CORE Small Cap Equity and CORE International Equity Funds' Management Agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the Management Agreements, on July 22, 1997. The CORE Large Cap Growth and Emerging Markets Equity Funds' Management Agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the Management Agreements, on April 23, 1997 and January 28, 1997, respectively. The Funds' Management Agreements (except with respect to the Research Select Fund) were most recently approved by the Trustees, including a majority of the Trustees who are not parties to the Management Agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 25, 2000. These arrangements were most recently approved by the shareholders of each Fund (other than Research Select, Large Cap Value, Strategic Growth, Growth Opportunities, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Emerging Markets Equity, Japanese Equity, International Growth Opportunities and European Equity Funds) on April 21, 1997. The sole shareholder of the Research Select, Large Cap Value, Strategic Growth, Growth Opportunities, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Emerging Markets Equity, Japanese Equity, International Growth Opportunities and European Equity Funds approved these arrangements on June 14, 2000, October 26, 1999, April 28, 1999, April 28, 1999, November 3, 1998, April 30, 1997, July 21, 1997, July 21, 1997, January 28,
1997, April 23, 1998, April 23, 1998 and July 22, 1998, respectively. Each Management Agreement will remain in effect until June 30, 2001 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of such Fund's outstanding voting securities or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

      Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days' written notice to the applicable Investment Adviser and by the Investment Adviser on 60 days' written notice to the Trust.

      Pursuant to the Management Agreements the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on such Fund's average daily net assets. In addition, as of the date of this Additional Statement the Investment Advisers were voluntarily limiting their management fees for certain funds to the annual rates also listed below:

                                              Management Fee      Management Fee
                                              With                Without
Fund                                          Limitations         Limitations
----                                          -----------         -----------

GSAM
Balanced Fund                                 0.65%               0.65%
Growth and Income Fund                        0.70%               0.70%
CORE Large Cap Value Fund                     0.60%               0.60%
CORE Large Cap Growth Fund                    0.70%               0.75%
CORE Small Cap Equity Fund                    0.85%               0.85%
Strategic Growth Fund                         1.00%               1.00%
Growth Opportunities Fund                     1.00%               1.00%
CORE International Equity Fund                0.85%               0.85%
Mid Cap Value Fund                            0.75%               0.75%
Small Cap Value Fund                          1.00%               1.00%
Large Cap Value Fund                          0.75%               0.75%
Research Select Fund                          1.00%               1.00%

GSFM
CORE U.S. Equity Fund                         0.70%               0.75%
Capital Growth Fund                           1.00%               1.00%

GSAMI
International Equity Fund                     1.00%               1.00%
European Equity                               1.00%               1.00%
Japanese Equity Fund                          1.00%               1.00%
International Growth Opportunities Fund       1.20%               1.20%
Emerging Markets Equity Fund                  1.20%               1.20%
Asia Growth Fund                              1.00%               1.00%

      GSAM, GSFM and GSAMI may discontinue or modify the above limitations in the future at their discretion.

      Prior to May 1, 1997, the Funds then in operation had separate investment advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements. Effective May 1, 1997, the services under such agreements were combined in the Management Agreements. The services required to be performed for the Funds and the combined advisory (and subadvisory, in the case of the International Equity Fund) and administration fees payable by the Funds under the former advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements are identical to the services and fees under the Management Agreements.

      For the fiscal year ended August 31, 2000, the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998 the amounts of the combined investment advisory (and subadvisory, in the case of the International Equity Fund) and administration fees incurred by each Fund then in existence were as follows (with and without the fee limitations that were then in effect):

                                               Fiscal year ended                 Fiscal period ended
                                               =================                 ===================
                                                  August 31,                         August 31,
                                                  ==========                         ==========
                                                     2000                               1999
                                                     ====                               ====
                                       ==================================================================
                                       With Fee         Without Fee       With Fee           Without Fee
                                       Limitations      Limitations       Limitations        Limitations
                                       ===========      ===========       ===========        ===========
Balanced Fund                          $ 1,303,563      $  1,303,563      $     928,470      $    928,470
Growth and Income Fund                   6,580,727         6,580,727          5,645,766         5,645,766
CORE Large Cap Value Fund/1/             1,743,960         1,743,960            869,263           869,263
CORE U.S. Equity Fund                    9,260,137         9,921,575          4,865,259         5,212,778
CORE Large Cap Growth Fund/1/            7,277,385         8,564,308          2,640,795         3,300,994
CORE Small Cap Equity Fund/1/            1,322,879         1,322,879            689,175           689,175
CORE International Equity Fund/1/        3,942,495         3,942,495          1,938,801         1,938,801
Capital Growth Fund                     32,406,631        32,406,631         15,000,472        15,000,472
Strategic Growth Fund/1/, /2/              774,259           774,259             29,606            29,606
Growth Opportunities Fund/1/, /2/        1,102,761         1,102,761             23,911            23,911
Mid Cap Value Fund                       1,673,380         1,673,380          1,332,432         1,332,432
Small Cap Value Fund                     2,219,510         2,219,510          1,733,424         1,733,424
Large Cap Value/1/, /3/                     87,323            87,323                N/A               N/A
International Equity Fund               15,633,003        15,633,003          6,475,659         6,475,659
European Equity Fund/1/                  1,253,575         1,253,575            451,498           451,498
Japanese Equity Fund/1/                    979,938           979,938            226,009           226,009
International Growth
   Opportunities Fund/1/                 3,541,196         3,541,196            598,694           598,694
Emerging Markets Equity Fund/1/          2,576,018         2,576,018          1,148,664         1,148,664
Asia Growth Fund                         1,168,382         1,168,382            501,770           501,770
Research Select Fund/4/                    623,564           623,564                N/A               N/A


                                              Fiscal year ended                  Fiscal year ended
                                              =================                  =================
                                                 January 31,                        January 31,
                                                 ===========                        ===========
                                                    1999                                1998
                                                    ====                                ====
                                      ===================================================================
                                      With Fee           Without Fee       With Fee          Without Fee
                                      Limitations        Limitations       Limitations       Limitations
                                      ===========        ===========       ===========       ===========
Balanced Fund                         $  1,609,311       $  1,609,311      $    870,444      $    870,844
Growth and Income Fund                  13,527,887         13,527,887         7,740,380         7,740,380
CORE Large Cap Value Fund/1/                12,245             12,245               N/A               N/A
CORE U.S. Equity Fund                    5,691,415          6,647,941         3,087,383         3,924,639
CORE Large Cap Growth Fund/1/            1,658,095          2,072,619           182,628           228,283
CORE Small Cap Equity Fund/1/              730,302            769,013            65,418            74,140
CORE International Equity Fund/1/        1,810,772          1,890,475            51,031            57,835
Capital Growth Fund                     17,460,353         17,460,353        10,913,224        10,913,224
Strategic Growth Fund/1/, /2/                  N/A                N/A               N/A               N/A
Growth Opportunities Fund/1/, /2/              N/A                N/A               N/A               N/A
Mid Cap Value Fund                       2,953,154          2,953,154         1,653,946         1,653,946
Small Cap Value Fund                     4,417,249          4,417,249         3,206,411         3,206,411
Large Cap Value/1/, /3/                        N/A                N/A               N/A               N/A
International Equity Fund                9,243,090          9,814,989         6,772,826         7,525,362
European Equity Fund/1/                    171,505            171,505               N/A               N/A
Japanese Equity Fund/1/                    118,094            122,901               N/A               N/A
International Growth
   Opportunities Fund/1/                   280,977            287,765               N/A               N/A
Emerging Markets Equity Fund/1/          1,454,673          1,519,721            31,937            34,840
Asia Growth Fund                           736,821            808,815         1,874,193         2,179,299
Research Select Fund/4/                        N/A                N/A               N/A               N/A

----------------------------------
/1/ The CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE
    International Equity, Strategic Growth, Growth Opportunities, Large Cap Value, European Equity, Japanese Equity, International Growth Opportunities and Emerging Markets Equity Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997, August 15, 1997, May 24, 1999, May 24, 1999,
    December 15, 1999, October 1, 1998, May 1, 1998, May 1, 1998 and December 15, 1997, respectively.
/2/ During the fiscal years ended January 31, 1999 and January 31, 1998, no
    Shares of the Strategic Growth or Growth Opportunities Funds had been offered.
/3/ During the fiscal period ended August 31, 1999 and the fiscal years ended
    January 31, 1999 and January 31, 1998, no Shares of the Fund had been offered.
/4/ The Research Select Fund commenced operations on June 19, 2000. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998 no Shares of the Fund had been offered.

      Under its Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

      Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Advisers and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

      Goldman Sachs and its affiliates, including, without limitation, the Investment Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Investment Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

      From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Advisers and/or their affiliates are performing services or when position limits have been reached.

      In connection with their management of the Funds, the Investment Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Investment Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Advisers in managing the Funds.

      The results of each Fund's investment activities may differ significantly from the results achieved by the Investment Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

      The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

      An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

      In addition, certain principals and certain of the employees of the Investment Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

      Each Investment Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

      Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

      From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio.

      It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Investment Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

Distributor and Transfer Agent
==============================

      Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of such Fund shares.

      Goldman Sachs retained approximately the following combined commissions on sales of Class A, Class B and Class C Shares during the following periods:

                                        Fiscal year ended    Fiscal period ended   Fiscal year ended   Fiscal year ended
                                        ==================   ====================  =================   =================
                                            August 31,            August 31,          January 31,         January 31,
                                            ==========            ==========          ===========         ===========
                                               2000                  1999                 1999                1998
                                               ====                  ====                 ====                ====
Balanced Fund/1/                          $     22,000             $  45,772          $    328,147        $    387,000
Growth and Income Fund/1/                      102,000               161,907             1,625,895           2,405,000
CORE Large Cap Value Fund/2/                    81,000                47,033                 1,035                 N/A
CORE U.S. Equity Fund/1/                       258,000               247,772               516,723             566,000
CORE Large Cap Growth Fund/3/                  334,000               209,999               360,931             129,000
CORE Small Cap Equity Fund/4/                   59,000                25,650               120,911              49,000
CORE International Equity Fund/4/               54,000                20,943                93,771              24,000
Capital Growth Fund/1/                       1,947,000               964,994             1,625,245             743,000
Strategic Growth Fund/5/                       674,000                67,647                   N/A                 N/A
Growth Opportunities Fund/5/                 1,218,000                88,874                   N/A                 N/A
Mid Cap Value Fund/4/                           58,000                24,203               403,632             704,000
Small Cap Value Fund/1/                         49,000                58,547               595,864             662,000
Large Cap Value Fund/6/                         46,000                   N/A                   N/A                 N/A
International Equity Fund/1/                 2,891,000               818,240             1,226,623           1,091,000
European Equity Fund/7/                        579,000               217,889               433,970                 N/A
Japanese Equity Fund/7/                        497,000                13,174                 5,020                 N/A
International Growth
   Opportunities Fund/7/                     2,168,000               301,000               267,136                 N/A
Emerging Markets Equity Fund/8/                149,000                67,356               495,353             107,000
Asia Growth Fund/1/                             92,000               106,223               133,988             414,000
Research Select Fund/9/                        951,000                   N/A                   N/A                 N/A

--------------------------------------------------------------------------------
/1/ Prior to August 15, 1997, the Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, International Equity, Small Cap Value and Asia Growth Funds had not sold Class C Shares.

/2/ The CORE Large Cap Value Fund commenced operations on December 31, 1998.

/3/ Prior to May 1, 1997 May 1, 1997 and August 15, 1997, the CORE Large Cap Growth Fund had not sold Class A, Class B and Class C Shares, respectively.

/4/ Prior to August 15, 1997, the CORE Small Cap Equity, CORE International Equity and Mid Cap Value Funds had not sold Class A, Class B or Class C Shares.

/5/ The Strategic Growth and Growth Opportunities Funds commenced operations on May 24, 1999.

/6/ The Large Cap Value Fund commenced operations on December 15, 1999. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998, no Shares of the Fund had been offered.

/7/ Prior to October 1, 1998, May 1, 1998 and May 1, 1998, the European Equity, Japanese Equity and International Growth Opportunities Funds had not sold Class A, Class B or Class C Shares.

/8/ Prior to December 15, 1997, the Emerging Markets Equity Fund had not sold Class A, Class B or Class C Shares.

/9/ The Research Select Fund commenced operations on June 19, 2000. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998, no Shares of the Fund had been offered.

      Goldman Sachs, 4900 Sears Tower, Chicago, IL 60606 serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an ongoing basis, to 0.04% of average daily net assets with respect to each Fund's Institutional and Service Shares and 0.19% of average daily net assets with respect to each Fund's Class A, Class B and Class C Shares.

      As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal year ended August 31, 2000, the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998 from each Fund then in existence as follows under the fee schedules then in effect:

                                        Class  A, B and C        Class A, B and C             Class A, B and C
                                        =================        ================             ================
                                        fiscal year ended      fiscal period ended           fiscal year ended
                                        =================      ===================           =================
                                           August 31,              August 31,                   January 31,
                                           ==========              ==========                   ===========
                                              2000                    1999                  1999               1998
                                              ====                    ====                  ====               ====

Balanced Fund/1/                           $   376,307             $   265,040       $   415,314        $   240,869
Growth and Income Fund/1/                    1,712,159               1,472,797         2,847,724          1,545,495
CORE Large Cap Value Fund/2/                   220,203                  79,434               478                N/A
CORE U.S. Equity Fund/1/                     1,822,544                 937,880         1,026,711            483,534
CORE Large Cap Growth Fund/3/                1,537,502                 507,346           297,884            107,944
CORE Small Cap Equity Fund/4/                  145,253                  85,644           169,333             62,625
CORE International Equity Fund/4/              294,670                 135,685           107,285             36,474
Capital Growth Fund/1/                       5,422,979               2,686,091         2,429,326            992,678
Strategic Growth Fund/5/                       120,349                   2,712                N/A               N/A
Growth Opportunities Fund/5/                   181,112                   1,830                N/A               N/A
MidCap Value Fund/4/                           131,918                 120,585           227,387            142,558
Small Cap Value Fund/1/                        376,069                 308,496           686,997            595,479
Large Cap Value Fund/6/                          6,667                     N/A               N/A                N/A
International Equity Fund/1/                 2,468,219               1,081,759         1,276,567            860,719
European Equity/7/                             223,685                  74,587            25,506                N/A
Japanese Equity Fund/7/                        129,762                  25,658            23,737                N/A
International Growth
   Opportunities Fund/7/                       342,784                  44,408            39,575                N/A
Emerging Markets Equity Fund/8/                151,186                  68,673           131,048              1,907
Asia Growth Fund/1/                            201,343                  87,224           260,032            370,233
Research Select Fund/9/                        116,520                     N/A               N/A                N/A

-------------------------------------------------

/1/ Prior to August 15, 1997, the Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, International Equity, Small Cap Value and Asia Growth Funds had not sold Class C Shares.

/2/ The CORE Large Cap Value Fund commenced operations on December 31, 1998.

/3/ Prior to May 1, 1997, May 1, 1997 and August 15, 1997, the CORE Large Cap Growth Fund had not sold Class A, Class B and Class C Shares, respectively.

/4/ Prior to August 15, 1997, the CORE Small Cap Equity, CORE International Equity and Mid Cap Value Funds had not sold Class A, Class B or Class C Shares.

/5/ The Strategic Growth and Growth Opportunities Funds commenced operations on May 24, 1999.

/6/ The Large Cap Value Fund commenced operation on December 15, 1999. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998, no Shares of the Fund had been offered.

/7/ Prior to October 1, 1998, May 1, 1998 and May 1, 1998, the European Equity, Japanese Equity and International Growth Opportunities Funds had not sold Class A, Class B or Class C Shares.

/8/ Prior to December 15, 1997, Emerging Markets Equity Fund had not sold Class A, Class B or Class C Shares.

/9/ The Research Select Fund commenced operations on June 19, 2000. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998, no Shares of the Fund had been offered.

                                                               Institutional Shares
                                         -----------------------------------------------------------
                                         Fiscal year    Fiscal period     Fiscal year    Fiscal year
                                         ===========    ==============    ===========    ===========
                                            ended           ended            ended          Ended
                                            =====           ======           =====          =====
                                          August 31,      August 31,      January 31,    January 31,
                                          ==========      ===========     ===========    ===========
                                            2000            1999               1999         1998
                                            ====            ====               ====         ====
Balanced Fund/1/                         $     991        $   1,303       $  10,146      $   N/A
Growth and Income Fund                      12,023            9,957          65,822        2,593
CORE Large Cap Value Fund/2/                69,901           41,227             716          N/A
CORE U.S. Equity Fund                      140,635           77,800          47,585            0
CORE Large Cap Growth Fund/3/              131,854           68,733          95,848           49
CORE Small Cap Equity Fund/4/               31,648           14,387          99,495            0
CORE International Equity Fund/4/          123,484           62,671         181,201            0
Capital Growth Fund/1/                     150,692           33,191           7,002          683
Strategic Growth Fund/5/                     5,633              613             N/A          N/A
Growth Opportunities Fund/5/                 5,931              571             N/A          N/A
Mid Cap Value Fund/4/                       61,403           45,624         189,538       74,315
Small Cap Value Fund/1/                      9,587            4,353           6,745        2,674
Large Cap Value Fund/6/                      3,253              N/A             N/A          N/A
International Equity Fund                  104,063           30,437          15,221            0
European Equity                              3,050            2,357           1,490          N/A
Japanese Equity Fund/7/                     11,878            3,738          33,786          N/A
International Growth
   Opportunities Fund                       45,874           10,606          40,115          N/A
Emerging Markets Equity Fund/8/             54,038           23,830          32,313          617
Asia Growth Fund/1/                          4,347            1,708             406            0
Research Select Fund/9/                        411              N/A             N/A          N/A

                                                               Service Shares
                                       ----------------------------------------------------------------
                                       Fiscal year     Fiscal period     Fiscal year       Fiscal year
                                       ===========     =============     ===========       ===========
                                          ended            ended            ended             ended
                                          =====            =====            =====             =====
                                        August 31,      August 31,       January 31,       January 31,
                                        ==========      ===========      ===========       ===========
                                           2000             1999             1999             1998
                                           ====             ====             ====             ====
Balanced Fund/1/                        $      6        $      36         $    246          $    N/A
Growth and Income Fund                     3,563            2,595            4,575             5,033
CORE Large Cap Value Fund/2/                   5                1                0               N/A
CORE U.S. Equity Fund                      4,822            2,767            1,735                 0
CORE Large Cap Growth Fund/3/              1,224              511              490                21
CORE Small Cap Equity Fund/4/                 28               14               31                 0
CORE International Equity Fund/4/              9                2                8                 0
Capital Growth Fund/1/                     3,894            1,335              612                 0
Strategic Growth Fund/5/                       1                1              N/A               N/A
Growth Opportunities Fund/5/                  53                1              N/A               N/A
Mid Cap Value Fund/4/                         72               53               60                 1
Small Cap Value Fund/1/                       21               38               47                 0
Large Cap Value Fund/6/                        0              N/A              N/A               N/A
International Equity Fund                  1,632              851              596                 0
European Equity                                1                1                0               N/A
Japanese Equity Fund/7/                        0                1                5               N/A
International Growth
   Opportunities Fund                          1                1                4               N/A
Emerging Markets Equity Fund/8/                1                1               44                 0
Asia Growth Fund/1/                          N/A              N/A              N/A               N/A
Research Select Fund/9/                        1              N/A              N/A               N/A

--------------------------------------------------------------------------------

/1/ Prior to August 15, 1997, the Balanced Fund had not sold Institutional Shares or Service Shares; prior to August 15, 1997 neither Capital Growth Fund nor Small Cap Value Fund had sold Institutional or Service Shares; and Asia Growth Fund had not sold Service Shares as of August 31, 2000.

/2/ The CORE Large Cap Value Fund commenced operations on December 31, 1998.

/3/ Prior to May 1, 1997, the CORE Large Cap Growth Fund had not sold Institutional or Service Shares.

/4/ Prior to August 15, 1997, the CORE Small Cap Equity and the CORE International Equity Funds had not sold Institutional or Service Shares. The Mid Cap Value Fund had not sold Service Shares prior to July 18, 1997.

/5/ The Strategic Growth and Growth Opportunities Funds commenced operations on May 24, 1999.

/6/ The Large Cap Value Fund commenced operations on December 15, 1999. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998, no Shares of the Fund had been offered.

/7/ Prior to May 1, 1998, the Japanese Equity Fund had not sold Institutional or Service Shares.

/8/ Prior to December 15, 1997, the Emerging Markets Equity Fund had not sold Institutional or Service Shares.

/9/ The Research Select Fund commenced operations on June 19, 2000. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998, no Shares of the Fund had been offered.

      The Trust's distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.


Expenses
========

      The Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, service fees paid to institutions that have agreed to provide account administration and personal account maintenance services to their customers who are the beneficial owners of Service Shares ("Service Organizations"), the fees and expenses of the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM, GSAMI and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution and service plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any service plan or distribution and service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

      The imposition of the Investment Adviser's fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

      The Investment Advisers voluntarily have agreed to reduce or limit certain "Other Expenses" (excluding management fees, distribution and service fees, transfer agency fees, service share fees, taxes, interest, brokerage, and litigation, indemnification and other extraordinary expenses) for the following Funds to the extent such expenses exceed the following percentage of average daily net assets:

                                                                   Other
                                                                   Expenses
                                                                   --------
      Balanced Fund                                                0.06%
      Growth and Income Fund                                       0.05%
      CORE Large Cap Value Fund                                    0.06%
      CORE U.S. Equity Fund                                        0.00%
      CORE Large Cap Growth Fund                                   0.02%
      CORE Small Cap Equity Fund                                   0.04%
      CORE International Equity Fund                               0.12%
      Capital Growth Fund                                          0.00%
      Strategic Growth Fund                                        0.00%
      Growth Opportunities Fund                                    0.11%
      Mid Cap Value Fund                                           0.10%
      Small Cap Value Fund                                         0.06%
      Large Cap Value Fund                                         0.06%
      International Equity Fund                                    0.10%
      European Equity Fund                                         0.10%
      Japanese Equity Fund                                         0.11%
      International Growth Opportunities Fund                      0.16%
      Emerging Markets Equity Fund                                 0.35%
      Asia Growth Fund                                             0.16%
      Research Select Fund                                         0.06%


      Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

      Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the applicable Investment Adviser's costs of performing certain accounting services not being provided by a Fund's Custodian.

                                  Reimbursement
                                  =============

      For the fiscal year ended August 31, 2000, the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998, the amounts of certain "Other Expenses" of each Fund then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:

                                         Fiscal year ended  Fiscal period ended   Fiscal year ended   Fiscal year ended
                                         =================  ===================   =================   =================
                                            August 31,          August 31,         January 31,           January 31,
                                            ==========          ==========         ===========           ===========
                                              2000                 1999               1999                  1998
                                              ====                 ====               ====                  ====
Balanced Fund/1/                            $341,990             $307,789            $481,945             $420,659
Growth and Income Fund/1/                          0              599,598           1,033,046                    0
CORE Large Cap Value Fund/2/                 308,324              239,291             137,173                  N/A
CORE U.S. Equity Fund/1/                     500,448              340,568             534,447               63,253
CORE Large Cap Growth Fund/3/                429,700              323,807             483,322              332,713
CORE Small Cap Equity Fund/4/                336,461              275,311             415,298              202,498
CORE International Equity Fund/4/            431,231              223,253             806,303              206,055
Capital Growth Fund/1/                       809,733              457,262             933,189                    0
Strategic Growth Fund/5/                     140,479              303,839                 N/A                  N/A
Growth Opportunities Fund/5/                  90,220              303,862                 N/A                  N/A
Mid Cap Value Fund/4/                        115,815              134,639             459,373              264,378
Small Cap Value Fund/1/                      145,110              191,783             556,422                    0
Large Cap Value Fund/6/                      239,059                N/A                   N/A                  N/A
International Equity Fund/1/                 793,656              311,046           1,803,009                    0
European Equity Fund/7/                      401,453              227,469             190,277                  N/A
Japanese Equity Fund/7/                      352,950              208,419             263,545                  N/A
International Growth
   Opportunities Fund/7/                     500,956              183,234             361,922                  N/A
Emerging Markets Equity Fund/8/              386,666              355,841             696,214              112,725
Asia Growth Fund/1/                          522,149              211,592             519,489              125,828
Research Select Fund/9/                      343,483                N/A                   N/A                  N/A

--------------------------------

/1/ Prior to August 15, 1997, Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, Small Cap Value, International Equity and Asia Growth Funds had not sold Class C Shares. Prior to August 15, 1997, Balanced Fund had not sold Institutional Shares or Service Shares; prior to August 15, 1997 neither Capital Growth Fund nor Small Cap Value Fund had sold Institutional or Service Shares. As of August 31, 2000, Asia Growth Fund had not sold Service Shares.

/2/ The CORE Large Cap Value Fund commenced operations on December 31, 1998.

/3/ Prior to May 1, 1997, May 1, 1997, August 15, 1997, May 1, 1997 and May 1,
1997 the CORE Large Cap Growth Fund had not sold Class A, Class B, Class C, Institutional or Service Shares, respectively.

/4/ Prior to August 15, 1997, the CORE Small Cap Equity and CORE International Equity Funds had not sold Class A, Class B, Class C, Institutional or Service Shares. The Mid Cap Value Fund had not sold Class A, Class B or Class C Shares prior to August 15, 1997 or Service Shares prior to July 18, 1997.

/5/ The Strategic Growth and Growth Opportunities Funds commenced operations on May 24, 1999.

/6/ The Large Cap Value Fund commenced operations on December 15, 1999. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998, no Shares of the Fund had been offered.

/7/ Prior to October 1, 1998, May 1, 1998 and May 1, 1998, the European Equity, Japanese Equity and International Growth Opportunities Funds had not sold Class A, Class B, Class C, Institutional or Service Shares

/8/ Prior to December 15, 1997, the Emerging Markets Equity Fund had not sold Class A, Class B, Class C, Institutional or Service Shares.

/9/ The Research Select Fund commenced operations on June 19, 2000. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998, no Shares of the Fund had been offered.


Custodian and Sub-Custodians
============================

      State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

Independent Public Accountants
==============================

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, currently serve as the independent auditors of the Funds for the fiscal year ending August 31, 2001. In addition to audit services, PricewaterhouseCoopers LLP prepares the Funds' federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters. The financial statements of the Funds for the fiscal years or periods ended on or before August 31, 1999, and the data set forth under "Financial Highlights" in the Prospectuses for the fiscal years or periods ended on or before August 31, 1999, were audited by Arthur Andersen LLP, the Funds' former auditors.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Investment Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In placing orders for portfolio securities of a Fund, the Investment Advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Investment Advisers in the performance of their decision-making responsibilities. Such services are used by the Investment Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Investment Advisers in providing management services for the Trust.

      In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Investment Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

      On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

      Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

      Subject to the above considerations, the Investment Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and customary. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

For the fiscal year ended August 31, 2000, the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998, each Fund in existence paid brokerage commissions as follows. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

                                                                Total               Total                                 Brokerage
                                                              Brokerage           Amount of            Amount of         Commissions
                                              Total          Commissions         Transactions        Transactions           Paid
                                            Brokerage          Paid to             on which        Effected through      to Brokers
                                           Commissions         Goldman           Commissions       Brokers Providing      Providing
                                              Paid             Sachs/3/              Paid              Research           Research
                                              ====             ======                ====              ========           ========

Fiscal Year Ended August 31, 2000:


Balanced Fund                                 $225,078    $ 22,382 (10%)/1/    $ 278,759,419(2%)/2/    $39,749,706          $53,129
Growth and Income Fund                       2,548,828       92,167 (4%)/1/    1,928,628,857(3%)/2/    353,591,864          539,897
CORE Large Cap Value Fund                      220,521        2,313 (1%)/1/      367,495,734(0%)/2/            N/A              N/A
CORE U.S. Equity Fund                          274,610        4,745 (2%)/1/    1,165,434,658(0%)/2/            N/A              N/A
CORE Large Cap Growth Fund                     650,616       10,080 (2%)/1/    1,437,599,713(2%)/2/            N/A              N/A
CORE Small Cap Equity Fund                     346,418        3,005 (1%)/1/      408,582,900(0%)/2/            N/A              N/A
CORE International Equity Fund                 783,519            0 (0%)/1/      863,663,682(0%)/2/            N/A              N/A
Capital Growth Fund                          2,174,111      106,000 (5%)/1/    2,389,191,388(5%)/2/     88,249,649           93,525
Strategic Growth Fund                          119,428        1,320 (1%)/1/      120,323,063(1%)/2/     46,283,695           53,386
Growth Opportunities Fund                      454,911       19,332 (4%)/1/      375,704,821(3%)/2/              0                0
Mid Cap Value Fund                             990,569       13,482 (1%)/1/      433,729,720(1%)/2/     33,721,844          122,207
Small Cap Value Fund                         1,115,498       20,301 (2%)/1/      409,760,873(1%)/2/     23,491,556          118,846
Large Cap Value Fund                            56,300        1,311 (2%)/1/      166,416,965(1%)/2/      7,287,747            9,547
International Equity Fund                    3,852,651        4,820 (0%)/1/    2,600,820,566(0%)/2/     72,477,531          156,634
European Equity Fund                           385,163          248 (0%)/1/    1,587,512,280(0%)/2/      7,151,102           15,349
Japanese Equity Fund                           223,078        8,545 (4%)/1/      148,673,088(4%)/2/            N/A              N/A
International Growth Opportunities Fund      1,450,541        3,000 (1%)/1/    1,430,844,194(0%)/2/              0                0
Emerging Markets Equity Fund                 1,397,600       63,000 (5%)/1/     502,044,995(10%)/2/      6,243,818           21,157
Asia Growth Fund                             1,665,389       85,293 (5%)/1/      448,624,714(6%)/2/      8,326,793           24,980
Research Select Fund                           288,556       19,698 (3%)/1/      522,030,491(4%)/2/            N/A              N/A

------------------

/1/   Percentage of total commissions paid to Goldman Sachs.

/2/ Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

/3/ The figures in the table report brokerage commissions only from securities transactions. For the year ended August 31, 2000, Goldman Sachs earned approximately $26,000, $95,000, $5,400, $9,100, $10,000, $4,500, $401,000,
      $106,000, $1,300, $19,300, $13,500, $20,300, $1,300, $101,000, $12,000,
      $8,000, $3,000, $63,000, $92,000 and $20,000 of brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity, Asia Growth and Research Select Funds, respectively.

                                                                                        Total                         Total
                                                                                      Brokerage                     Amount of
                                                           Total                     Commissions                  Transactions
                                                         Brokerage                     Paid to                      on which
                                                        Commissions                   Affiliated                   Commissions
                                                            Paid                       Persons                        Paid
                                                            ====                       =======                        ====
Fiscal Period August 31, 1999:

Balanced Fund                                         $    199,123                   $    18,798            $    137,175,861
Growth and Income Fund                                   2,361,135                       139,095               1,954,788,960
CORE Large Cap Value Fund                                  240,567                         1,839                 332,291,465
CORE U.S. Equity Fund                                      481,746                         5,296                 731,549,511
CORE Large Cap Growth Fund                                 225,700                         4,909                 400,102,053
CORE Small Cap Equity Fund                                  83,581                           693                  60,482,834
CORE International Equity Fund                             601,449                             0                 474,940,454
Capital Growth Fund                                      1,000,740                        31,968               1,076,147,992
Strategic Growth Fund                                       23,988                             0                  21,715,180
Growth Opportunities Fund                                   26,193                             0                  18,065,858
Mid Cap Value Fund                                         691,991                        34,185                 408,033,649
Small Cap Value Fund                                       626,104                        33,536                 311,817,920
Large Cap Value Fund/1/                                        N/A                           N/A                         N/A
International Equity Fund                                1,415,066                             0               1,466,285,559
European Equity Fund                                       157,143                             0                 386,316,045
Japanese Equity Fund                                        83,541                         3,043                 193,418,576
International Growth Opportunities Fund                    184,208                             0                 156,758,635
Emerging Markets Equity Fund                               537,548                        29,251                 208,383,598
Asia Growth Fund                                           489,354                        35,497                 184,149,170
Research Select Fund/1/                                        N/A                           N/A                         N/A

---------------------------
/1/     Not operational.

                                                                                        Total                         Total
                                                                                      Brokerage                     Amount of
                                                           Total                     Commissions                  Transactions
                                                         Brokerage                     Paid to                      on which
                                                        Commissions                   Affiliated                   Commissions
                                                            Paid                       Persons                        Paid
                                                            ====                       =======                        ====

Fiscal Year Ended January 31, 1999:
Balanced Fund                                         $    278,343                  $  24,859                 $  699,638,329
Growth and Income Fund                                   3,210,832                    315,934                  4,646,698,452
CORE Large Cap Value Fund                                   25,776                        130                     60,101,321
CORE U.S. Equity Fund                                      339,110                    250,313                  1,258,046,574
CORE Large Cap Growth Fund                                 230,692                     50,914                    698,188,311
CORE Small Cap Equity Fund                                 167,436                     34,173                    211,969,412
CORE International Equity Fund                             583,909                          0                    908,196,568
Capital Growth Fund                                      1,022,092                          0                  1,454,154,897
Strategic Growth Fund/1/                                       N/A                         N/A                           N/A
Growth Opportunities Fund/1/                                   N/A                         N/A                           N/A
Mid Cap Value Fund                                         577,025                     49,450                    649,019,064
Small Cap Value Fund                                       759,195                     14,218                    716,225,444
Large Cap Value Fund/1/                                        N/A                        N/A                            N/A
International Equity Fund                                1,148,992                          0                  1,608,739,812
European Equity Fund                                       139,120                          0                     72,621,844
Japanese Equity Fund                                        33,379                        437                     34,360,336
International Growth Opportunities Fund                     89,276                          0                     86,891,167
Emerging Markets Equity Fund                               590,262                     51,073                    472,328,927
Asia Growth Fund                                           320,855                     19,653                    148,887,187
Research Select Fund/1/                                        N/A                        N/A                            N/A

--------------------------
/1/      Not operational.

                                                                                 Total                         Total
                                                                               Brokerage                     Amount of
                                                           Total              Commissions                   Transaction
                                                         Brokerage              Paid to                      on which
                                                        Commissions            Affiliated                   Commissions
                                                            Paid                Persons                        Paid
                                                            ====                =======                        ====

Fiscal Year Ended January 31, 1998:

Balanced Fund                                           $  111,054                 $13,185                 $2,731,475,157
Growth and Income Fund                                   1,550,312                 190,001                  9,046,102,538
CORE Large Cap Value Fund/1/                                   N/A                     N/A                            N/A
CORE U.S. Equity Fund                                      944,895                       0                  1,996,000,522
CORE Large Cap Growth Fund                                  54,360                     288                    200,813,608
CORE Small Cap Equity Fund                                  59,517                       0                    159,674,227
CORE International Equity Fund                              43,120                       0                    142,395,942
Capital Growth Fund                                        514,890                  37,947                  2,748,868,081
Strategic Growth Fund/1/                                       N/A                     N/A                            N/A
Growth Opportunities Fund/1/                                   N/A                     N/A                            N/A
Mid Cap Value Fund                                         480,808                  76,398                  2,584,258,044
Small Cap Value Fund                                       646,533                  82,143                  5,686,763,232
Large Cap Value Fund/1/                                        N/A                     N/A                            N/A
International Equity Fund                                  506,607                       0                  3,898,716,988
European Equity Fund                                           N/A                     N/A                            N/A
Japanese Equity Fund/1/                                        N/A                     N/A                            N/A
International Growth Opportunities Fund/1/                     N/A                     N/A                            N/A
Emerging Markets Equity Fund                                59,999                   6,230                    236,915,108
Asia Growth Fund                                           814,656                   2,885                  2,160,632,195
Research Select Fund/1/                                        N/A                     N/A                            N/A

----------------------
/1/      Not operational.

During the fiscal year ended August 31, 2000, the Funds acquired and sold securities of their regular broker-dealers. As of August 31, 2000, the Funds held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):


Fund                         Broker/Dealer                              Amount
----                         -------------                              ------

Balanced Fund                UBS                                        $   859
                             Morgan Stanley Dean Witter                   1,514
                             Merrill Lynch                                2,121
                             Donaldson, Lufkin & Jenrette                 1,073
                             JP Morgan                                      859

Growth and Income            Donaldson, Lufkin & Jenrette               $   968
  Fund                       Bear Stearns                                   291
                             JP Morgan                                    2,140
                             ABN AMRO                                       788
                             Chase Securities                               436
                             Morgan Stanley Dean Witter                 126,639

CORE Large Cap Value         JP Morgan                                   $3,912
  Fund                       Lehman Brothers                              1,421
                             Merrill Lynch                                2,335
                             Morgan Stanley Dean Witter                   6,291
                             ABN AMRO                                       315
                             Bear Stearns                                   116
                             Chase Securities                               174
                             Donaldson, Lufkin & Jenrette                   388

CORE U.S. Equity             Morgan Stanley Dean Witter                  $  726
  Fund                       ABN AMRO                                       563
                             Bear Stearns                                   208
                             Chase Securities                               311
                             Donaldson, Lufkin & Jenrette                   692

CORE Large Cap               Lehman Brothers                            $12,224
  Growth Fund                Merrill Lynch                                9,411
                             Morgan Stanley Dean Witter                   6,295
                             Bear Stearns                                 1,353
                             ABN AMRO                                     3,672
                             Chase Securities                             2,030
                             Donaldson, Lufkin & Jenrette                 4,510

Fund                         Broker/Dealer                              Amount
----                         -------------                              ------

CORE Small Cap               Donaldson, Lufkin & Jenrette             $    647
  Equity Fund                Bear Stearns                                  183
                             Chase Securities                              274
                             Morgan Stanley Dean Witter                    639
                             ABN AMRO                                      496

CORE International           Prudential                               $    645
  Equity Fund                State Street Bank                           3,929

Capital Growth Fund          Donaldson, Lufkin & Jenrette             $ 33,558
                             Morgan Stanley Dean Witter                 35,236

Strategic Growth             Bear Stearns                             $    150
  Fund                       Donaldson, Lufkin & Jenrette                  499
                             ABN AMRO                                      406
                             Chase Securities                              225
                             Morgan Stanley Dean Witter                    524

Growth Opportunities         ABN AMRO                                 $  4,370
  Fund                       Bear Stearns                                1,610
                             Chase Securities                            2,416
                             Donaldson, Lufkin & Jenrette                5,368
                             Morgan Stanley Dean Witter                  5,636

Mid Cap Value Fund           Lehman Brothers                          $    551
                             Donaldson, Lufkin & Jenrette                2,858
                             Morgan Stanley Dean Witter                  3,000

Small Cap Value              ABN AMRO                                 $  2,320
  Fund                       Donaldson, Lufkin & Jenrette                  855
                             Chase Securities                            1,283
                             Bear Stearns                                2,850
                             Morgan Stanley Dean Witter                  2,992

Large Cap Value              JP Morgan                                $    192
  Fund                       Merrill Lynch                                 305
                             Morgan Stanley Dean Witter                  1,018
                             ABN AMRO                                      406
                             Bear Stearns                                  149
                             Chase Securities                              224
                             Donaldson, Lufkin & Jenrette                  498

Fund                         Broker/Dealer                              Amount
----                         -------------                              ------

International                State Street                              $65,491
  Equity Fund                UBS AG                                     15,051

European Equity              State Street Bank                         $13,243
  Fund                       UBS AG                                      1,814

Japanese Equity              N/A                                           N/A
  Fund

International Small          State Street Bank                         $31,658
  Cap Fund

Emerging Markets             State Street Bank                         $ 1,832
  Equity Fund


Research Select Fund         Morgan Stanley Dean Witter                $   403
                             Donaldson, Lufkin & Jenrette                  384
                             JP Morgan                                     307
                             UBS Warburg LLC                               306

                                 NET ASSET VALUE

      Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) on each Business Day. The term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

      Portfolio securities of a Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National

Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Funds net asset value, the securities will be valued at the last sale price, or if not available at the bid price at the time the net asset value is determined; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (c) equity securities for which no prices are obtained under section (a) or (b) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (d) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor's); (e) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment Advisers based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (f) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (g) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

      The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

      Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

      The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of expenses can otherwise be fairly made.


                             PERFORMANCE INFORMATION

      Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

      Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

      Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

      Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

      Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The table set forth below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

      Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable contingent deferred sales charge ("CDSC") imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance information which is based on a Fund's NAV per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Funds' performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Funds.

      Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, the type of portfolio instruments acquired, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, the performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

      Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

      From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, imoneynet.com Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance

Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements;
(j) imoneynet.com Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index
- Total Return; (o) the Russell 1000 Value Index; (p) the Russell 1000 Growth Index-Total Return; (q) the Value-Line Composite-Price Return; (r) the Wilshire 4500 Index; (s) the FT-Actuaries Europe and Pacific Index; (t) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including the EAFE Indices, the Morgan Stanley World Index, the Morgan Stanley Capital International Combined Asia ex Japan Free Index and the Morgan Stanley Capital International Emerging Markets Free Index), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (u) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (v) The Goldman Sachs Commodities Index; (w) information produced by Micropal, Inc.; (x) The Tokyo Price Index and (y) the Russell 3000 Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures. The Goldman Sachs U.S. Select List may also be used to compare the performance of the Research Select Fund.

      Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

            .     cost associated with aging parents;

            . funding a college education (including its actual and estimated cost);

            . health care expenses (including actual and projected expenses);

            . long-term disabilities (including the availability of, and coverage provided by, disability insurance);

            . retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

            . asset allocation strategies and the benefits of diversifying among asset classes;

            .     the benefits of international and emerging market investments;

            .     the effects of inflation on investing and saving;

            . the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

            . measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

            . the benefits of focusing on after-tax returns versus pre-tax returns for taxable investors;

            . the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

            . the dollar and non-dollar based returns of various market indices (for example, Morgan Stanley World Index, Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

            . total stock market capitalizations of specific countries and regions on a global basis;

            . performance of securities markets of specific countries and regions; and

            . value of a dollar amount invested in a particular market or type of security over different periods of time.

      The Trust may publish a list of the securities in the U.S. Select List from time to time and a discussion of the attributes of these securities and the list. In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

      The CORE Large Cap Growth Fund commenced operations on May 1, 1997. The performance information shown below for periods before that date is for a predecessor separate account managed by the Investment Adviser which converted into Class A Shares as of the commencement date. The performance record of the separate account quoted by the Fund has been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses that were expected to be incurred by the Fund during its initial year of operation. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Service Plans) imposed and other operating expenses. Total return quotations are calculated pursuant to the methodology prescribed by the SEC for standardized performance calculations. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Investment Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account's performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account (based on Class A expenses) and the Class A performance for any periods prior to commencement of operations of a class of shares.

      The Service Shares of the Balanced, Capital Growth, Small Cap Value, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth and International Equity Funds commenced operations on August 15, 1997, August 15, 1997, August 15, 1997, March 6, 1996, June 7, 1996, May 1, 1997 and March 6, 1996,
respectively. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A Shares from that class's inception date (October 12, 1994, April 20, 1990, October 22, 1992, February 5, 1993, May 24, 1991, November 11, 1991 and December 1, 1992 respectively) to the inception dates of Service Shares stated above. Quotations of performance data of these Funds relating to this period include the performance record of the applicable Class A Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Class A Shares reflect the expenses incurred by the particular Fund's Class A Shares. These expenses include asset-based charges (i.e., fees under Distribution and Service Plans) and other operating expenses. Total return quotations are calculated pursuant to SEC-approved methodology.

                                  INTRODUCTION
                           VALUE OF $1,000 INVESTMENT
                          (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                           Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                   Assumes
                                                                                  Maximum                   maximum
                                                                                  Applicable    Assumes     Applicable   Assumes
                                                                                  Sales         no sales    sales        no sales
  Fund                       Class           Time Period                          Charge**      Charge      Charge**     Charge
  ----                       -----           -----------                          --------      ------      --------     ------

Balanced Fund                A               10/12/94-8/31/00 - Since inception     12.43%         13.52%     11.46%       12.54%
Balanced Fund                A               9/1/95-8/31/00 - Five years            10.73%         11.99%     10.24%       11.49%
Balanced Fund                A               9/1/99-8/31/00 - One year               5.82%         12.00%      5.63%       11.80%
Balanced Fund                B               5/1/96-8/31/00 - Since inception       10.34%         10.76%     10.11%       10.53%
Balanced Fund                B               9/1/99-8/31/00 - One year               5.87%         11.17%      5.67%       10.97%
Balanced Fund                C               8/15/97-8/31/00 - Since inception       5.52%          5.52%      5.29%        5.29%
Balanced Fund                C               9/1/99-8/31/00 - One year              10.17%         11.23%      9.97%       11.03%
Balanced Fund                Institutional   8/15/97-8/31/00 - Since inception         N/A          6.70%       N/A         6.43%
Balanced Fund                Institutional   9/1/99-8/31/00 - One year                 N/A         12.59%       N/A        12.40%
Balanced Fund                Service         10/12/94-8/31/00 - Since inception        N/A         13.40%       N/A        12.47%
Balanced Fund                Service         9/1/95-8/31/00 - Five years               N/A         11.85%       N/A        11.41%
Balanced Fund                Service         9/1/99-8/31/00 - One year                 N/A         11.89%       N/A        11.70%

Growth and Income            A               2/5/93-8/31/00 - Since inception        12.28%        13.12%     11.85%       12.69%
Growth and Income            A               9/1/95-8/31/00 - Five years             10.71%        11.96%     10.60%       11.86%
Growth and Income            A               9/1/99-8/31/00 - One year                0.61%         6.48%      0.62%        6.49%
Growth and Income            B               5/1/96-8/31/00 - Since inception         9.61%        10.04%      9.61%       10.04%
Growth and Income            B               9/1/99-8/31/00 - One year                0.42%         5.70%      0.43%        5.71%
Growth and Income            C               8/15/97-8/31/00 - Since inception        0.42%         0.42%      0.42%        0.42%
Growth and Income            C               9/1/99-8/31/00 - One year                4.61%         5.67%      4.61%        5.67%
Growth and Income            Institutional   6/3/96-8/31/00 - Since inception          N/A         11.05%       N/A        11.05%
Growth and Income            Institutional   9/1/99-8/31/00 - One year                 N/A          7.05%       N/A         7.06%
Growth and Income            Service         2/5/93-8/31/00 - Since inception          N/A         13.08%       N/A        12.71%
Growth and Income            Service         9/1/95-8/31/00 - Five years               N/A         11.89%       N/A        11.89%
Growth and Income            Service         9/1/99-8/31/00 - One year                 N/A          6.40%       N/A         6.41%

CORE Large Cap Value         A               12/31/98-8/31/00 - Since inception       2.82%         6.35%      2.32%        5.83%
CORE Large Cap Value         A               9/1/99-8/31/00 - One year               (1.04)%        4.68%     (1.15)%       4.57%
CORE Large Cap Value         B               12/31/98-8/31/00 - Since inception       3.16%         5.52%      2.65%        5.01%
CORE Large Cap Value         B               9/1/99-8/31/00 - One year               (1.12)%        3.96%     (1.23)%       3.85%
CORE Large Cap Value         C               12/31/98-8/31/00 - Since inception       5.56%         5.56%      5.05%        5.05%
CORE Large Cap Value         C               9/1/99-8/31/00 - One year                2.96%         3.97%     (2.85)%       3.86%
CORE Large Cap Value         Institutional   12/31/98-8/31/00 - Since inception        N/A          6.75%       N/A         6.23%
CORE Large Cap Value         Institutional   9/1/99-8/31/00 - One year                 N/A          5.20%       N/A         5.09%

                                  INTRODUCTION
                           VALUE OF $1,000 INVESTMENT
                          (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                           Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                 Assumes                   Assumes
                                                                                 Maximum                   maximum
                                                                                 Applicable    Assumes     Applicable   Assumes
                                                                                 Sales         no sales    sales        no sales
  Fund                    Class             Time Period                          Charge**      Charge      Charge**     Charge
  ----                    -----             -----------                          --------      ------      --------     ------
CORE Large Cap Value      Service           12/31/98-8/31/00 - Since inception        N/A       6.24%           N/A        5.72%
CORE Large Cap Value      Service           9/1/99-8/31/00 - One year                 N/A       4.60%           N/A        4.48%

CORE U.S. Equity          A                 5/24/91-8/31/00 - Since inception       16.22%     16.92%         16.00%      16.70%
CORE U.S. Equity          A                 9/1/95-8/31/00 - Five years             20.68%     22.05%         20.51%      21.88%
CORE U.S. Equity          A                  9/1/99-8/31/00 - One year              12.42%     18.96%         12.32%      18.86%
CORE U.S. Equity          B                  5/1/96-8/31/00 - Since inception       20.43%     20.75%         20.35%      20.67%
CORE U.S. Equity          B                 9/1/99-8/31/00 - One year               12.49%     18.03%         12.39%      17.93%
CORE U.S. Equity          C                 8/15/97-8/31/00 - Since inception       16.97%     16.97%         16.82%      16.82%
CORE U.S. Equity          C                 9/1/99-8/31/00 - One year               16.92%     18.03%         16.82%      17.93%
CORE U.S. Equity          Institutional     6/15/95-8/31/00 - Since inception         N/A      23.32%           N/A       23.12%
CORE U.S. Equity          Institutional     9/1/95-8/31/00 - Five years               N/A      22.71%           N/A       22.52%
CORE U.S. Equity          Institutional     9/1/99-8/31/00 - One year                 N/A      19.41%           N/A       19.31%
CORE U.S. Equity          Service           5/24/91-8/31/00 - Since inception         N/A      16.94%           N/A       16.68%
CORE U.S. Equity          Service           9/1/94-8/31/00 - Five years               N/A      22.08%           N/A       21.84%
CORE U.S. Equity          Service           9/1/99-8/31/00 - One year                 N/A      18.83%           N/A       18.73%

CORE Large Cap Growth     A                 11/11/91-8/31/00 - Since inception      22.23%     23.04%         21.97%      22.78%
CORE Large Cap Growth     A                 9/1/95-8/31/00 - Five years             26.98%     28.48%         26.50%      27.99%
CORE Large Cap Growth     A                 9/1/99-8/31/00 - One year               26.38%     33.73%         26.17%      33.51%
CORE Large Cap Growth     B                 5/1/97-8/31/00 - Since inception        27.80%     28.32%         27.20%      27.72%
CORE Large Cap Growth     B                 9/1/99-8/31/00 - One year               27.76%     32.78%         27.45%      32.56%
CORE Large Cap Growth     C                 8/15/97-8/31/00 - Since inception       24.49%     24.49%         24.13%      24.13%
CORE Large Cap Growth     C                 9/1/99-8/31/00 - One year               31.84%     32.84%         31.62%      32.62%
CORE Large Cap Growth     Institutional     11/11/91-8/31/00 - Since inception        N/A      23.19%           N/A       22.88%
CORE Large Cap Growth     Institutional     9/1/95-8/31/00 - Five years               N/A      28.75%           N/A       28.17%
CORE Large Cap Growth     Institutional     9/1/99-8/31/00 - One year                 N/A      34.34%           N/A       34.11%
CORE Large Cap Growth     Service           11/11/91-8/31/00 - Since inception        N/A      22.98%           N/A       22.80%
CORE Large Cap Growth     Service           9/1/95-8/31/00 - Five years               N/A      28.35%           N/A       28.02%
CORE Large Cap Growth     Service           9/1/99-8/31/00 - One year                 N/A      33.64%           N/A       33.42%

CORE Small Cap Equity     A                 8/15/97-8/31/00 - Since inception        6.90%      8.90%          6.08%       8.06%
CORE Small Cap Equity     A                 9/1/99-8/31/00 - One year               19.11%     26.10%         18.86%      25.83%

                                  INTRODUCTION
                           VALUE OF $1,000 INVESTMENT
                          (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                             waiver of fees and no
                                                                                                            expense reimbursements
                                                                                                            ----------------------

                                                                                   Assumes                   Assumes
                                                                                   Maximum                   maximum
                                                                                   Applicable    Assumes     Applicable   Assumes
                                                                                   Sales         no sales    sales        no sales
  Fund                      Class             Time Period                          Charge**      Charge      Charge**     Charge
  ----                      -----             -----------                          --------      ------      --------     ------

CORE Small Cap Equity       B                 8/15/97-8/31/00 - Since inception        7.27%        8.11%        6.51%      7.35%
CORE Small Cap Equity       B                 9/1/99-8/31/00 - One year               20.17%       25.17%       20.61%     24.91%
CORE Small Cap Equity       C                 8/15/97-8/31/00 - Since inception        8.20%        8.20%        7.44%      7.44%
CORE Small Cap Equity       C                 9/1/99-8/31/00 - One year               24.35%       25.35%       24.08%     25.08%
CORE Small Cap Equity       Institutional     8/15/97-8/31/00 - Since inception         N/A         9.34%         N/A       8.57%
CORE Small Cap Equity       Institutional     9/1/99-8/31/00 - One Year                 N/A        26.60%         N/A      26.33%
CORE Small Cap Equity       Service           8/15/97-8/31/00 - Since inception         N/A         8.81%         N/A       8.01%
CORE Small Cap Equity       Service           9/1/99-8/31/00 - One year                 N/A        25.45%         N/A      25.66%

CORE International Equity   A                 8/15/97-8/31/00 - Since inception        3.22%        5.15%        2.51%      4.43%
CORE International Equity   A                 9/1/99-8/31/00 - One year                1.07%        6.92%        0.98%      6.83%
CORE International Equity   B                 8/15/97-8/31/00 - Since inception        3.76%        4.68%        3.10%      4.02%
CORE International Equity   B                 9/1/99-8/31/00 - One year                1.23%        6.36%        1.14%      6.27%
CORE International Equity   C                 8/15/97-8/31/00 - Since inception        4.71%        4.71%        4.05%      4.05%
CORE International Equity   C                 9/1/99-8/31/00 - One year                5.32%        6.34%        5.23%      6.25%
CORE International Equity   Institutional     8/15/97-8/31/00 - Since inception         N/A         5.85%         N/A       5.18%
CORE International Equity   Institutional     9/1/99-8/31/00 - One year                 N/A         7.62%         N/A       7.53%
CORE International Equity   Service           8/15/97-8/31/00 - Since inception         N/A         5.34%         N/A       4.65%
CORE International Equity   Service           9/1/99-8/31/00 - One year                 N/A         7.05%         N/A       6.96%

Capital Growth              A                 4/20/90-8/31/00 - Since inception       19.02%       19.67%       18.77%      19.42%
Capital Growth              A                 9/1/90-8/31/00 - Ten years              20.22%       20.91%       19.98%      20.67%
Capital Growth              A                 9/1/95-8/31/00 - Five years             23.06%       24.47%       22.92%      24.32%
Capital Growth              A                 9/1/99-8/31/00 - One year               18.80%       25.70%       18.77%      25.67%
Capital Growth              B                 5/1/96-8/31/00 - Since inception        24.84%       25.16%       24.91%      25.23%
Capital Growth              B                 9/1/99-8/31/00 - One year               19.32%       24.75%       19.29%      24.72%
Capital Growth              C                 8/15/97-8/31/00 - Since inception       22.91%       22.91%       22.87%      22.87%
Capital Growth              C                 9/1/99-8/31/99 - One year               23.66%       24.75%       23.63%      24.72%
Capital Growth              Institutional     8/15/97-8/31/00 - Since inception         N/A        24.25%         N/A       24.22%
Capital Growth              Institutional     9/1/99-8/31/00 - One year                 N/A        26.18%         N/A       26.15%
Capital Growth              Service           4/20/90-8/31/00 - Since inception         N/A        19.64%         N/A       19.40%
Capital Growth              Service           9/1/90-8/31/00 - Ten years                N/A        20.87%         N/A       20.65%
Capital Growth              Service           9/1/95-8/31/00 - Five years               N/A        24.39%         N/A       24.28%
Capital Growth              Service           9/1/99-8/31/00 - One year                 N/A        25.53%         N/A       25.50%

                                  INTRODUCTION
                           VALUE OF $1,000 INVESTMENT
                          (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                           Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                   Assumes
                                                                                  Maximum                   maximum
                                                                                  Applicable    Assumes     Applicable   Assumes
                                                                                  Sales         no sales    sales        no sales
  Fund                     Class             Time Period                          Charge**      Charge      Charge**     Charge
  ----                     -----             -----------                          --------      ------      --------     ------
Strategic Growth           A                 5/24/99-8/31/00 - Since inception       14.10%       19.25%      11.44%      16.48%
Strategic Growth           A                 9/1/99-8/31/00 - One year               17.56%       24.46%      17.35%      24.23%
Strategic Growth           B                 5/24/99-8/31/00 - Since inception       15.35%       18.35%      12.60%      15.60%
Strategic Growth           B                 9/1/99-8/31/00 - One year               18.51%       23.51%      18.28%      23.28%
Strategic Growth           C                 5/24/99-8/31/00 - Since inception       18.50%       18.50%      15.75%      15.75%
Strategic Growth           C                 9/1/99-8/31/00 - One year               22.58%       23.58%      22.35%      23.35%
Strategic Growth           Institutional     5/24/99-8/31/00 - Since inception         N/A        19.71%        N/A       16.93%
Strategic Growth           Institutional     9/1/99-8/31/00 - One Year                 N/A        24.93%        N/A       24.71%
Strategic Growth           Service           5/24/99-8/31/00 - Since inception         N/A        19.25%        N/A       16.47%
Strategic Growth           Service           9/1/99-8/31/00 - One year                 N/A        24.45%        N/A       24.22%

Growth Opportunities       A                 5/24/99-8/31/00 - Since inception       63.56%       70.94%      58.96%      66.16%
Growth Opportunities       A                 9/1/99-8/31/00 - One year               84.96%       95.73%      84.72%      95.48%
Growth Opportunities       B                 5/24/99-8/31/00 - Since inception       67.84%       70.59%      63.09%      65.84%
Growth Opportunities       B                 9/1/99-8/31/00 - One year               89.18%       94.27%      88.93%      94.02%
Growth Opportunities       C                 5/24/99-8/31/00 - Since inception       69.66%       69.66%      64.91%      64.91%
Growth Opportunities       C                 9/1/99-8/31/00 - One year               93.42%       94.43%      93.17%      94.18%
Growth Opportunities       Institutional     5/24/99-8/31/00 - Since inception         N/A        71.58%        N/A       66.78%
Growth Opportunities       Institutional     9/1/99-8/31/00 - One year                 N/A        96.67%        N/A       96.41%
Growth Opportunities       Service           5/24/99-8/31/00 - Since inception         N/A        70.58%        N/A       65.80%
Growth Opportunities       Service           9/1/99-8/31/00 - One year                 N/A        95.41%        N/A       95.13%

Mid Cap Value              A                 8/15/97-8/31/00 - Since inception        1.19%        3.09%       1.12%       3.02%
Mid Cap Value              A                 9/1/99-8/31/00 - One year                2.73%        8.70%       2.69%       8.65%
Mid Cap Value              B                 8/15/97-8/31/00 - Since inception        1.40%        2.42%       1.02%       2.34%
Mid Cap Value              B                 9/1/99-8/31/00 - One year                3.01%        8.01%       2.96%       7.96%
Mid Cap Value              C                 8/15/97-8/31/00 - Since inception        2.41%        2.41%       2.34%       2.34%
Mid Cap Value              C                 9/1/99-8/31/00 - One year                6.84%        7.84%       6.79%       7.79%
Mid Cap Value              Institutional     8/1/95-8/31/00 - Since inception          N/A        13.26%        N/A       13.17%
Mid Cap Value              Institutional     9/1/95-8/31/00 - Five years               N/A        13.18%        N/A       13.09%
Mid Cap Value              Institutional     9/1/99-8/31/00 - One year                 N/A         9.08%        N/A        9.03%
Mid Cap Value              Service           7/18/97-8/31/00 - Since inception         N/A         3.84%        N/A        3.76%
Mid Cap Value              Service           9/1/99-8/31/00 - One year                 N/A         8.48%        N/A        8.43%

                                  INTRODUCTION
                           VALUE OF $1,000 INVESTMENT
                          (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                           Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                   Assumes
                                                                                  Maximum                   maximum
                                                                                  Applicable    Assumes     Applicable   Assumes
                                                                                  Sales         no sales    sales        no sales
  Fund                   Class             Time Period                            Charge**      Charge      Charge**     Charge
  ----                   -----             -----------                            --------      ------      --------     ------
Small Cap Value          A                 10/22/92-8/31/00 - Since inception       10.11%       10.91%        9.88%      10.68%
Small Cap Value          A                 9/1/95-8/31/00 - Five years               8.00%        9.23%        7.84%       9.07%
Small Cap Value          A                 9/1/99-8/31/00 - One year                10.79%       17.22%       10.71%      17.15%
Small Cap Value          B                 5/1/96-8/31/00 - Since inception          6.52%        6.98%        6.49%       6.95%
Small Cap Value          B                 9/1/99-8/31/00 - One year                11.24%       16.24%       11.17%      16.17%
Small Cap Value          C                 8/15/97-8/31/00 - Since inception         2.32%        2.32%        2.27%       2.27%
Small Cap Value          C                 9/1/99-8/31/00 - One year                15.34%       16.34%       15.26%      16.26%
Small Cap Value          Institutional     8/15/97-8/31/00 - Since inception          N/A         3.46%         N/A        3.40%
Small Cap Value          Institutional     9/1/99-8/31/00 - One year                  N/A        17.64%         N/A       17.57%
Small Cap Value          Service           10/22/92-8/31/00 - Since inception         N/A        10.86%         N/A       10.68%
Small Cap Value          Service           9/1/95-8/31/00 - Five years                N/A         9.15%         N/A        9.08%
Small Cap Value          Service           9/1/99-8/31/00 - One year                  N/A        17.05%         N/A       16.98%

Large Cap Value          A                 12/15/99-8/31/00 - Since inception*      (1.80)%       3.90%       (3.21)%      2.41%
Large Cap Value          B                 12/15/99-8/31/00 - Since inception*      (1.70)%       3.30%       (3.18)%      1.82%
Large Cap Value          C                 12/15/99-8/31/00 - Since inception*       2.20%        3.20%        0.72%       1.72%
Large Cap Value          Institutional     12/15/99-8/31/00 - Since inception*        N/A         4.00%         N/A        2.50%
Large Cap Value          Service           12/15/99-8/31/00 - Since inception*        N/A         3.80%         N/A        2.27%

International Equity     A                 12/1/92-8/31/00 - Since inception        11.33%       12.14%       11.18%      11.99%
International Equity     A                 9/1/95-8/31/00 - Five years              13.08%       14.38%       13.00%      14.29%
International Equity     A                 9/1/99-8/31/00 - One year                 8.36%       14.68%        8.31%      14.63%
International Equity     B                 5/1/96-8/31/00 - Since inception         10.68%       11.10%       10.69%      11.11%
International Equity     B                 9/1/99-8/31/00 - One year                 8.59%       14.20%        8.54%      14.15%
International Equity     C                 8/15/97-8/31/00 - Since inception         9.18%        9.18%        9.11%       9.11%
International Equity     C                 9/1/99-8/31/00 - One year                13.16%       14.28%       13.11%      14.23%
International Equity     Institutional     2/7/96-8/31/00 - Since inception           N/A        13.73%         N/A       13.64%
International Equity     Institutional     9/1/99-8/31/00 - One year                  N/A        15.45%         N/A       15.40%
International Equity     Service           12/1/92-8/31/00 - Since inception          N/A        12.23%         N/A       12.09%
International Equity     Service           9/1/95-8/31/00 - Five years                N/A        14.52%         N/A       14.44%
International Equity     Service           9/1/99-8/31/00 - One year                  N/A        15.00%         N/A       14.94%

European Equity          A                 10/1/98-8/31/00 - Since inception        18.15%       21.67%       17.54%      21.05%

                               INTRODUCTION
                        VALUE OF $1,000 INVESTMENT
                       (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                           Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                   Assumes
                                                                                  Maximum                   maximum
                                                                                  Applicable    Assumes     Applicable   Assumes
                                                                                  Sales         no sales    sales        no sales
  Fund                     Class             Time Period                          Charge**      Charge      Charge**     Charge
  ----                     -----             -----------                          --------      ------      --------     ------
European Equity            A                 9/1/99-8/31/00 - One year              17.25%      24.04%      16.82%        23.58%
European Equity            B                 10/1/98-8/31/00 - Since inception      19.23%      21.09%      18.61%        20.47%
European Equity            B                 9/1/99-8/31/00 - One year              18.05%      23.32%      17.60%        22.87%
European Equity            C                 10/1/98-8/31/00 - Since inception      21.22%      21.22%      20.60%        20.60%
European Equity            C                 9/1/99-8/31/00 - One year              22.42%      23.48%      21.97%        23.03%
European Equity            Institutional     10/1/98-8/31/00 - Since inception        N/A       22.46%        N/A         21.84%
European Equity            Institutional     9/1/99-8/31/00 - One year                N/A       24.85%        N/A         24.40%
European Equity            Service           10/1/98-8/31/00 - Since inception        N/A       21.84%        N/A         21.17%
European Equity            Service           9/1/99-8/31/00 - One year                N/A       24.28%        N/A         23.81%

Japanese Equity Fund       A                 5/1/98-8/31/00 - Since inception       24.35%      27.38%      22.86%        25.86%
Japanese Equity Fund       A                 9/1/99-8/31/00 - One year               2.48%       8.47%       2.09%         8.06%
Japanese Equity Fund       B                 5/1/98-8/31/00 - Since inception       25.82%      26.87%      24.30%        25.35%
Japanese Equity Fund       B                 9/1/99-8/31/00 - One year               2.71%       8.12%       2.29%         7.70%
Japanese Equity Fund       C                 5/1/98-8/31/00 - Since inception       26.80%      26.80%      25.28%        25.28%
Japanese Equity Fund       C                 9/1/99-8/31/00 - One year               6.74%       7.82%       6.33%         7.41%
Japanese Equity Fund       Institutional     5/1/98-8/31/00 - Since inception         N/A       28.15%        N/A         26.63%
Japanese Equity Fund       Institutional     9/1/99-8/31/00 - One year                N/A        9.14%        N/A          8.72%
Japanese Equity Fund       Service           5/1/98-8/31/00 - Since inception         N/A       27.42%        N/A         25.88%
Japanese Equity Fund       Service           9/1/99-8/31/00 - One year                N/A        8.65%        N/A          8.23%


International Growth       A                 5/1/98-8/31/00 - Since inception       21.59%      24.56%      20.77%        23.72%
Opportunities
International Growth       A                 9/1/99-8/31/00 - One year              19.32%      26.26%      19.13%        26.06%
Opportunities
International Growth       B                 5/1/98-8/31/00 - Since inception       23.11%      24.11%      22.26%        23.26%
Opportunities
International Growth       B                 9/1/99-8/31/00 - One year              20.48%      25.66%      20.27%        25.45%
Opportunities
International Growth       C                 5/1/98-8/31/00 - Since inception       24.07%      24.07%      23.24%        23.24%
Opportunities
International Growth       C                 9/1/99-8/31/00 - One year              24.55%      25.58%      24.34%        25.37%
Opportunities
International Growth       Institutional     5/1/98-8/31/00 - Since inception         N/A       25.40%        N/A         24.57%

                                  INTRODUCTION
                           VALUE OF $1,000 INVESTMENT
                          (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                           Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                   Assumes
                                                                                  Maximum                   maximum
                                                                                  Applicable    Assumes     Applicable   Assumes
                                                                                  Sales         no sales    sales        no sales
  Fund                     Class             Time Period                          Charge**      Charge      Charge**     Charge
  ----                     -----             -----------                          --------      ------      --------     ------
Opportunities
International Growth       Institutional     9/1/99-8/31/00 - One year                  N/A       27.12%        N/A      26.91%
Opportunities
International Growth       Service           5/1/98-8/31/00 - Since inception           N/A       24.69%        N/A      23.85%
Opportunities
International Growth       Service           9/1/99-8/31/00 - One year                  N/A       26.57%        N/A      26.36%
Opportunities

Emerging Markets Equity    A                 12/15/97-8/31/00 - Since inception        2.39%       4.54%       1.86%      4.00%
Emerging Markets Equity    A                 9/1/99-8/31/00 - One year                10.51%      16.95%      10.28%     16.71%
Emerging Markets Equity    B                 12/15/97-8/31/00 - Since inception        3.03%       4.11%       2.77%      3.85%
Emerging Markets Equity    B                 9/1/99-8/31/00 - One year                11.40%      16.40%      11.99%     16.99%
Emerging Markets Equity    C                 12/15/97-8/31/00 - Since inception        4.19%       4.19%       3.92%      3.92%
Emerging Markets Equity    C                 9/1/99-8/31/00 - One year                15.34%      16.34%      15.93%     16.93%
Emerging Markets Equity    Institutional     12/15/97-8/31/00 - Since inception         N/A        5.31%        N/A       4.77%
Emerging Markets Equity    Institutional     9/1/99-8/31/00 - One year                  N/A       17.61%        N/A      17.36%
Emerging Markets Equity    Service           12/15/97-8/31/00 - Since inception         N/A        3.82%        N/A       3.54%
Emerging Markets Equity    Service           9/1/99-8/31/00 - One year                  N/A       17.46%        N/A      17.18%

Asia Growth                A                 7/8/94-8/31/00 - Since inception         (4.23)%     (3.34)%     (4.53)%    (3.65)%
Asia Growth                A                 9/1/95-8/31/00 - Five years              (6.33)%     (5.26)%     (6.60)%    (5.54)%
Asia Growth                A                 9/1/99-8/31/00 - One year                (4.78)%      0.72%      (5.21)%     0.27%
Asia Growth                B                 5/1/96-8/31/00 - Since inception        (10.44)%    (10.02)%    (10.66)%   (10.24)%
Asia Growth                B                 9/1/99-8/31/00 - One year                (4.82)%      0.18%      (5.24)%    (0.26)%
Asia Growth                C                 8/15/97-8/31/00 - Since inception       (11.34)%    (11.34)%    (11.72)%   (11.72)%
Asia Growth                C                 9/1/99-8/31/00 - One year                (0.82)%      0.18%      (1.25)%    (0.26)%
Asia Growth                Institutional     2/2/96-8/31/00 - Since inception           N/A       (7.64)%       N/A      (7.94)%
Asia Growth                Institutional     9/1/99-8/31/00 - One year                  N/A        1.42%        N/A       0.97%

Research Select            A                 6/19/00-8/31/00 - Since inception*        1.80%       7.70%       1.69%      7.59%
Research Select            B                 6/19/00-8/31/00 - Since inception*        2.60%       7.60%       2.49%      7.49%
Research Select            C                 6/19/00-8/31/00 - Since inception*        6.70%       7.70%       6.59%      7.59%
Research Select            Institutional     6/19/00-8/31/00 - Since inception*         N/A        7.80%        N/A       7.67%
Research Select            Service           6/19/00-8/31/00 - Since Inception*         N/A        7.70%        N/A       7.58%

---------------------------
All returns are average annual total returns.
* Represents an aggregate total return (not annualized) since this class has not completed a full twelve months of operations.

** Total return reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

      From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

      The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

      In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

      A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

      Total return will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, total return with respect to each class of shares of a Fund will differ.

                               SHARES OF THE TRUST

      The Funds, except the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Value, CORE Large Cap Growth, Strategic Growth, Growth Opportunities, Large Cap Value, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Research Select Funds, were reorganized on April 30, 1997 from series of a Maryland corporation to part of Goldman Sachs Trust, a Delaware business trust, established by a Declaration of Trust dated January 28, 1997.

      The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of each of the Funds into five classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares.

      Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service Plans are borne exclusively by Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Shareholder Guide" in the Prospectus and "Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends" below.

      Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund under a Plan for services provided to the institution's customers.

      Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

      Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. (the "NASD") and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares (0.50% with respect to the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets and Asia Growth Funds). With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

      Class B Shares of the Funds are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

      Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

      It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

      Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

      When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

      As of November 30, 2000 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Balanced Fund: Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD 63043-3009 (48%); and Class B Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD 63043-3009 (6%).

      As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Growth and Income
Fund: Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD 63043-3009 (45%).

      As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the CORE Large Cap Value
Fund: Institutional Class, State Street Bank & Trust Co., Goldman Sachs Growth Strategy, Omnibus a/c - Core Large Cap Value, P.O. Box 1713, Boston, MA 02105-1713 (20%).

      As of November 30, 2000 the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE U.S. Equity
Fund: Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD 63043-3009 (21%); and Institutional Class, State Street Bank & Trust, GS Profit Sharing Master Trust, P. O. Box 1992, Boston, MA 02105 (11%).

      As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the CORE Large Cap Growth
Fund: Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD 63043-3009 (9%).

      As of November 30, 2000 the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE Small Cap Equity
Fund: Institutional Class, State Street Bank & Trust Co., Goldman Sachs Growth & Income Strategy, P.O. Box 1713, Boston, MA 02105-1713 (7%); State Street Bank & Trust Co., Goldman Sachs Aggressive Growth, P.O. Box 1713, Boston, MA 02105-1713 (6%); and Goldman Sachs & Co., FBO Acct. #021017538, c/o Mutual Fund Ops., 85 Broad Street, New York, NY 10004-2456 (6%).

      As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the CORE International Equity Fund: Institutional Class, State Street Bank & Trust, FBO Goldman Sachs Growth Strategy, P.O. Box 1713, Boston, MA 02105-1713 (20%).

      As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Capital Growth Fund:
Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD 63043-3009 (14%).

      As of November 30, 2000 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Mid Cap Value Fund:
Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD 63043-3009 (5%); and Institutional Class, State Street Bank & Trust, GS Profit Sharing Master Trust, P.O. Box 1992, Boston, MA 02105 (62%).

      As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the International Equity
Fund: Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD 63043-3009 (13%).

      As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Small Cap Value Fund:
Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD 63043-3009 (28%).

      As of November 30, 2000 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Emerging Markets Equity Fund: Institutional Class, State Street Bank & Trust, FBO Goldman Sachs Growth & Income, P.O. Box 1713, Boston, MA 02105-1713 (8%); University of Texas Systems, Permanent University Fund, P.O. Box 2033, Austin, TX 78768-2033 (15%); and Board of Regents of the University of Texas System, P.O. Box 2033, Austin, TX 78768-2033 (6%).

      As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Asia Growth Fund:
Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD 63043-3009 (19%).

      As of November 30, 2000 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Large Cap Value Fund:
Institutional Class, Edward Jones, 201 Progress Parkway, Maryland Heights, MD 63043-3009 (41%); and The Goldman Sachs Group LP, LCVI - Large Cap Value Institutional, Attn: Danny TSUI, 85 Broad Street, Fl. 10, New York, NY 10004-2434 (30%).

      As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Research Select Fund:
Class B Shares, Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of It's Customers, Attn: Service Team, Sec #97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246-6484 (5%).

      The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

      The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated
(i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

      The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust, series or its respective shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

      The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or their organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

      The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholder; (ii) that is required by law to be approved by shareholders;
(iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

      The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to any other series or class.

Shareholder and Trustee Liability
---------------------------------

      Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

      In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

      The Declaration of Trust further provides that the Trustees will not be liable for error of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                    TAXATION

      The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General
-------

      Each Fund is a separate taxable entity. Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

      There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

      If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity or Asia Growth Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

      In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. Each Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At August 31, 2000 the following Funds had capital loss carry forwards approximating the amount indicated for federal tax purposes, expiring in the year indicated: Growth and Income Fund, $48,213,000 (expires 2008); Mid Cap Value Fund, $19,761,198 (expires 2006-2008); Small Cap Value Fund, $42,959,499
(expires 2006-2008); and Asia Growth Fund, $71,481,000 (expires 2005-2007).
These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

      Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

      Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

      A Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

      Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and Research Select Funds) anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as may occur for the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

      If the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds make this election, its respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

      If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity or Asia Growth Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by such a Fund.

      Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity or Asia Growth Funds file the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing the amount it is required to distribute.

      If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

      Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

Taxable U.S. Shareholders - Distributions
=========================================

      For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

      Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends-received deduction if such Fund were not a regulated investment company may be eligible, for the dividends received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Asia Growth and Emerging Markets Equity Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends-received deduction for corporations. Such long-term capital gain will be taxed at a maximum rate of 20% (10% for those shareholders in the 15% tax bracket). In addition, any long-term gain distributions related to assets held for more than five years and sold after

December 31, 2000 will be taxed at a maximum rate of 8% for those shareholders in the 15% tax bracket. For taxpayers in higher tax brackets, the capital gains tax rate will be reduced from 20% to 18% for long-term gain distributions related to assets acquired after December 31, 2000 and held for more than five years. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders - Sale of Shares
==========================================

      When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing its tax basis, a shareholder should generally retain its account statement for the period that it held shares). If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder's holding period is more than one year, and short-term otherwise. In general, the maximum long-term capital gain rate will be 20% for capital gains on assets held more than one year (10% for those shareholders in the 15% tax bracket). In addition, gains related to the sale of shares held for more than five years and sold after December 31, 2000 will be taxed at a maximum rate of 8% for those shareholders in the 15% tax bracket. For shareholders in higher tax brackets, the capital gains tax rate will be reduced from 20% to 18% for any shares acquired after December 31, 2000 (or marked-to-market at the beginning of 2001) and held for more than five years. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

      Each Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting its local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to a shareholder's account while it is waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished.

Non-U.S. Shareholders
=====================

      The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons," (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity or Asia Growth Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

      Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

      Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8 BEN, W-8 ECI, W-8 IMY or W-8 EXP) or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Also, non-U.S. shareholders may be subject to estate tax. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

State and Local
===============

      Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.


                              FINANCIAL STATEMENTS

      The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent public accountants, contained in each Fund's 2000 Annual Report are hereby incorporated by reference. The financial statements in each Fund's Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial statements and financial highlights included in each Fund's Annual Report for periods ending on or before August 31, 1999 were audited by Arthur Andersen LLP, the Funds' former independent auditors. The report of Arthur Andersen LLP dated October 8, 1999 on the Funds' financial statements included in each Fund's Annual Report to Shareholders for the fiscal period ended August 31, 1999, is also incorporated herein by reference. No other parts of any Annual Report are incorporated by reference herein. A copy of the Annual Reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's prospectus.


                                OTHER INFORMATION

      Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

      The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer or shares upon the occurrence of any of the foregoing conditions).

      As stated in the Prospectuses, the Trust may authorize Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

      The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organizations and other financial intermediaries ("Intermediaries") for the sale and distribution of Shares of the Funds and/or for the servicing of those shares. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations.

      In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

      The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

      Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.


                         DISTRIBUTION AND SERVICE PLANS
            (Class A Shares, Class B Shares and Class C Shares Only)

      Distribution and Service Plans. As described in the Prospectuses, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Fund, distribution and service plans (each a "Plan") pursuant to Rule 12b-1 under the Act. See "Shareholder Guide-Distribution and Service Fees" in the Prospectus.

      The Plans for each Fund (except the Research Select Fund) were most recently approved on April 25, 2000 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans. The Plans for the Research Select Fund were initially approved on April 26, 2000.

      The compensation for distribution services payable under a Plan may not exceed 0.25%, 0.75% and 0.75%, per annum of a Fund's average daily net assets attributable to Class A, Class B and Class C Shares respectively, of such Fund. Under the Plans for Class A (CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds only), Class B and Class C Shares, Goldman Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund's average daily net assets attributable to Class A, Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

      Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and contingent deferred sales charge on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class A, Class B and Class C Shares.

      Under each Plan, Goldman Sachs, as distributor of each Fund's Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

      The Plans will remain in effect until May 1, 2001 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Fund and share class. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the affected Fund and share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B and Class C Shareholders.

The following chart shows the: 1) distribution and service fees paid to Goldman Sachs for the fiscal year ended August 31, 2000, the fiscal period ended August 31, 1999 and the fiscal year ended January 31, 1999, and 2) distribution fees paid to Goldman Sachs for the fiscal year ended January 31, 1998 by each applicable Fund then in existence pursuant to the Class A Plan:

                                                Fiscal year         Fiscal period     Fiscal  year     Fiscal year
                                                  ended               ended              ended           ended
                                                 August 31,          August 31,        January 31,     January 31,
                                                    2000               1999                1999           1998
                                                    ====               ====                ====           ====
Balanced Fund                                   $  378,767           $  268,705       $  466,990       $        0
Growth and Income Fund                           1,705,073            1,432,452        4,004,764          723,634
CORE Large Cap Value Fund/1/                       222,782               88,576              579              N/A

CORE U.S. Equity Fund                            1,644,698              901,485        1,963,368          720,025
CORE Large Cap Growth Fund/1/                    1,073,849              366,944          270,829                0
CORE Small Cap Equity Fund/1/                      134,001               84,036           81,416            1,380
CORE International Equity Fund/1/                  687,424              321,043          208,905            2,751
Capital Growth Fund                              5,843,877            2,987,611        3,953,381                0
Strategic Growth Fund/1/                           114,555                2,430              N/A              N/A
Growth Opportunities Fund/1/                       171,456                2,204              N/A              N/A
Mid Cap Value Fund/1/                               99,049               93,442          449,380           67,478
Small Cap Value Fund                               405,682              339,961          872,585                0
Large Cap Value Fund/1/                              6,978                  N/A              N/A              N/A
International Equity Fund                        6,009,343            2,622,519        4,032,788        1,416,253
European Equity Fund/1/                            569,252              192,446           66,759              N/A
Japanese Equity Fund/1/                            286,204               55,407           19,466              N/A
International Growth
   Opportunities Fund/1/                           881,543              115,648           62,146              N/A
Emerging Markets Equity Fund/1/                    381,208              176,746          226,631            3,381
Asia Growth Fund                                   475,309              208,976          349,621          431,390
Research Select Fund/1/                             67,271                  N/A              N/A              N/A

----------

1. The Class A Share class of the CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Large Cap Value, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Research Select Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997, August 15, 1997, May 24, 1999, May 24, 1999, August 15, 1997, December 15, 1999,
October 1, 1998, May 1, 1998, May 1, 1998,  December 15, 1997 and June 19, 2000,
respectively.

      The following chart shows the: 1) distribution and service fees that would have been paid to Goldman Sachs for the fiscal year ended August 31, 2000, the fiscal period ended August 31, 1999 and the fiscal year ended January 31, 1999, and 2) distribution fees that would have been paid to Goldman Sachs for the fiscal year ended January 31, 1998 by each applicable Fund then in existence pursuant to the Class A Plan, without the voluntary limitations then in effect:

                                                Fiscal year         Fiscal period     Fiscal  year     Fiscal year
                                                  ended               ended              ended           ended
                                                 August 31,         August 31,         January 31,      January 31,
                                                    2000               1999                1999            1998
                                                    ====               ====                ====            ====
Balanced Fund                                     $378,767           $268,705          $ 823,738           $301,397
Growth and Income Fund                           1,705,073          1,432,452          5,307,490          2,324,970
CORE Large Cap Value Fund/1/                       222,782             88,576                579                N/A
CORE U.S. Equity Fund                            1,644,698            901,485          1,963,368            771,451
CORE Large Cap Growth Fund/1/                    1,073,849            366,944            405,481             61,924
CORE Small Cap Equity Fund/1/                      134,001             84,036            102,281              6,898
CORE International Equity Fund/1/                  687,424            321,043            208,905              2,751
Capital Growth Fund                              5,843,877          2,987,611          6,150,756          2,678,370
Strategic Growth Fund/1/                           114,555              2,430                N/A                N/A
Growth Opportunities Fund/1/                       171,456              2,204                N/A                N/A
Mid Cap Value Fund/1/                               99,049             93,442            449,380             67,478
Small Cap Value Fund                               405,682            339,961          1,655,658            727,298
Large Cap Value Fund/1/                              6,978                N/A                N/A                N/A
International Equity Fund                        6,009,343          2,622,519          4,090,492          1,632,745
European Equity Fund/1/                            569,252            192,446             66,795                N/A
Japanese Equity Fund/1/                            286,204             55,407             19,466                N/A
International Growth
   Opportunities Fund/1/                           881,543            115,648             62,146                N/A
Emerging Markets Equity Fund/1/                    381,208            176,746            226,631              3,381
Asia Growth Fund                                   475,309            208,976            368,632            513,560
Research Select Fund/1/                             67,271                N/A                N/A                N/A

--------------------------------

1. The Class A Share class of the CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Large Cap Value, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Research Select Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997, August 15, 1997, May 24, 1999, May 24, 1999, August 15, 1997, December 15, 1999,
October 1, 1998, May 1, 1998, May 1, 1998,  December 15, 1997 and June 19, 2000,
respectively.

      The following chart shows the: 1) distribution and service fees paid to Goldman Sachs for the fiscal year ended August 31, 2000, the fiscal period ended August 31, 1999 and the fiscal year ended January 31, 1999, and 2) distribution fees paid to Goldman Sachs for the fiscal year ended January 31, 1998 by each applicable Fund then in existence pursuant to the Class B Plan:

                                                  Fiscal year       Fiscal period       Fiscal year         Fiscal year
                                                     ended              ended              ended               ended
                                                   August 31,        August 31,         January 31,         January 31,
                                                     2000               1999               1999                1998
                                                     ====               ====               ====                ====
Balanced Fund                                      $369,057          $ 247,828           $ 372,044            $ 74,569
Growth and Income Fund                            1,977,417          1,796,760           3,924,188           1,117,813
CORE Large Cap Value Fund/1/                        177,310             40,251                 122                 N/A
CORE U.S. Equity Fund                             2,484,645          1,115,835             995,389             265,025
CORE Large Cap Growth Fund/1/                     2,642,305            858,809             449,058              34,332
CORE Small Cap Equity Fund/1/                       158,867             80,244             140,016              20,064
CORE International Equity Fund/1/                   113,403             47,034              54,688               5,700
Capital Growth Fund                               4,009,512          1,739,629           1,193,755             127,395
Strategic Growth Fund/1/                            117,536              2,398                 N/A                 N/A
Growth Opportunities Fund/1/                        164,373                598                 N/A                 N/A
Mid Cap Value Fund/1/                               234,374            200,960             417,334              47,585
Small Cap Value Fund                                285,873            220,759             494,223             160,608
Large Cap Value Fund/1/                               4,532                N/A                 N/A                 N/A
International Equity Fund                           795,433            388,156             653,844             314,578
European Equity Fund/1/                              29,685              4,365                 387                 N/A
Japanese Equity Fund/1/                              61,667             15,230               5,736                 N/A
International Growth
  Opportunities Fund/1/                              17,389              1,354               1,566                 N/A
Emerging Markets Equity Fund/1/                      18,920              4,255               3,075                  38
Asia Growth Fund                                     81,059             32,196              43,192              28,550
Research Select Fund/1/                             237,495                N/A                 N/A                 N/A

-------------------------------

/1/ The Class B Share class of the CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Large Cap Value, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Research Select Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997, August 15, 1997, May 24, 1999, May 24, 1999, August 15, 1997, December 15, 1999,
October 1, 1998, May 1, 1998, May 1, 1998, December 15, 1997 and June 19, 2000,
respectively.

      The following chart shows the: 1) distribution and service fees paid to Goldman Sachs for the fiscal year ended August 31, 2000, the fiscal period ended August 31, 1999 and the fiscal year ended January 31, 1999, and 2) distribution fees paid to Goldman Sachs for the fiscal year ended January 31, 1998 by each applicable Fund then in existence pursuant to the Class C Plan:

                                               Fiscal year          Fiscal period           Fiscal year           Fiscal year
                                                  ended                 ended                  ended                 ended
                                                August 31,           August 31,             January 31,           January 31,
                                                   2000                 1999                    1999                  1998
                                                   ====                 ====                    ====                  ====
Balanced Fund1                                   $96,430             $ 72,293                $142,821                $13,290
Growth and Income Fund/1/                        213,661              225,003                 553,531                 57,542
CORE Large Cap Value Fund/1/                      90,527               23,517                      82                    N/A
CORE U.S. Equity Fund/1/                         528,896              214,434                 152,737                 14,614
CORE Large Cap Growth Fund/1/                  1,154,416              343,654                 156,368                  6,880
CORE Small Cap Equity Fund/1/                     69,635               34,375                  44,551                  4,038
CORE International Equity Fund/1/                 62,639               25,018                  27,157                  3,118
Capital Growth Fund                            1,156,975              447,252                 262,717                  9,607
Strategic Growth Fund/1/                          57,666                2,161                     N/A                    N/A
Growth Opportunities Fund/1/                     103,041                  224                     N/A                    N/A
Mid Cap Value Fund/1/                             63,738               59,930                 113,272                 10,495
Small Cap Value Fund                              70,710               43,062                   8,298                 12,158
Large Cap Value Fund/1/                            2,643                  N/A                     N/A                    N/A
International Equity Fund                        176,506               60,274                  74,197                  7,485
European Equity Fund/1/                            9,104                3,312                     337                    N/A
Japanese Equity Fund/1/                           48,884                9,001                   1,390                    N/A
International Growth
 Opportunities Fund/1/                            23,655                1,082                     725                    N/A
Emerging Markets Equity Fund/1/                   14,388                3,702                   2,250                     28
Asia Growth Fund                                  28,023                8,922                   9,090                  2,854
Research Select Fund/1/                          106,700                  N/A                     N/A                    N/A

---------------------------

/1/ The Class C Share class of the Balanced, Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Large Cap Value, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Research Select Funds commenced operations on August 15, 1997, August 15, 1997, December 31, 1998, August 15, 1997, August 15, 1997, August 15, 1997, August 15, 1997, May 24, 1999, May 24,
1999, August 15, 1997, December 15, 1999, October 1, 1998, May 1, 1998, May 1,
1998, December 15, 1997 and June 19, 2000, respectively.

      During the fiscal year ended August 31, 2000, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund with Class A Shares then in existence:

                                                            Compensation                           Printing and       Preparation
                                                            and Expenses        Allocable          Mailing of         and
                                                            of the              Overhead,          Prospectuses       Distribution
                                                            Distributor         Telephone          to Other           of Sales
                                       Compensation         & Its Sales         and Travel         Than Current       Literature and
                                       to Dealers/1/        Personnel           Expenses           Shareholders       Advertising
                                       -------------        ---------           --------           ------------       -----------
Fiscal Year Ended August 31, 2000:

Balanced Fund                           $  395,359           $  220,056         $  208,374           $13,544             $ 75,011
Growth and Income Fund                   1,712,803              277,744            201,107            12,748               70,393
CORE Large Cap Value Fund                  248,369              223,884            240,802            15,278               81,957
CORE U.S. Equity Fund                    1,592,169              476,649            353,527            22,742              120,895
CORE Large Cap Growth Fund               1,048,984              395,493            366,879            23,294              128,689
CORE Small Cap Equity Fund                 154,877              198,387            174,827            10,999               60,872
CORE International Equity Fund             322,651              309,279            305,275            18,443              108,566
Capital Growth Fund                      5,282,250            2,604,758          1,428,650            83,621              506,510
Strategic Growth Fund                      243,037              283,731            224,338            13,713               80,999
Growth Opportunities Fund                  284,175              421,912            322,381            20,974              120,001
Mid Cap Value                              116,373              136,552            124,615             7,889               43,879
Small Cap Value Fund                       367,366              284,614            201,490            12,334               71,276
Large Cap Value                             23,204              127,352            119,533             8,136               46,092
International Equity Fund                3,301,457            2,588,132          1,369,574            87,977              484,940
European Equity Fund                       389,261              603,492            332,522            21,692              116,977
Japanese Equity Fund                       288,113              376,675            272,609            18,070               94,409
International Growth Opportunities         793,277            1,045,721            719,946            42,615              260,214
Emerging Market Equity Fund                154,009              392,813            290,638            18,138              100,625
Asia Growth Fund                           370,117              405,861            339,119            21,775              115,318
Research Select Fund                        85,196              243,890            287,770            12,875              135,665

---------------------------

/1/ Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.

      During the fiscal year ended August 31, 2000, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Fund with Class B Shares then in existence:

                                                             Compensation                          Printing and       Preparation
                                                             and Expenses       Allocable          Mailing of         and
                                                             of the             Overhead,          Prospectuses       Distribution
                                                             Distributor        Telephone          to Other           of Sales
                                          Compensation       & Its Sales        and Travel         Than Current       Literature and
                                          to Dealers/1/      Personnel          Expenses           Shareholders       Advertising
                                          -------------      ---------          --------           ------------       -----------
Fiscal Year Ended August 31, 2000:

Balanced Fund                              $  846,506          $ 49,517          $ 50,000            $ 3,242             $ 18,075
Growth and Income Fund                      8,243,415            49,290            52,910              3,406               18,326
CORE Large Cap Value Fund                     178,300            41,860            45,719              2,927               15,979
CORE U.S. Equity Fund                       2,283,969           107,328           118,008              7,651               40,475
CORE Large Cap Growth Fund                  2,110,932           205,443           217,539             13,799               76,205
CORE Small Cap Equity Fund                    306,306            46,111            49,084              3,034               17,338
CORE International Equity Fund                164,036            23,988            24,734              1,497                8,817
Capital Growth Fund                         3,561,678           168,707           178,821             10,915               63,120
Strategic Growth Fund                         159,195            59,475            62,702              3,951               21,737
Growth Opportunities Fund                     441,788            84,706            93,671              4,873               35,241
Mid Cap Value                               1,022,312            68,059            71,369              4,535               24,820
Small Cap Value Fund                        1,106,190            30,128            31,853              2,073               11,299
Large Cap Value                                11,709            16,663            16,369                943                6,488
International Equity Fund                   1,147,354            67,635            72,662              4,713               25,281
European Equity Fund                           38,753             6,403             6,524              2,194                2,413
Japanese Equity Fund                           76,591            27,436            28,613              1,964                9,484
International Growth Opportunities             16,793             5,151             5,533                327                2,122
Emerging Market Equity Fund                    32,177             5,584             6,227              2,154                2,283
Asia Growth Fund                              204,656            25,804            27,161              1,742                9,177
Research Select Fund                          174,271           208,006           251,418             11,036              117,330

---------------------------
/1/ Advance commissions paid to dealers of 4% on Class B Shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.

      During the fiscal year ended August 31, 2000, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Fund with Class C Shares then in existence:

                                                               Compensation                        Printing and       Preparation
                                                               and Expenses        Allocable       Mailing of         and
                                                               of the              Overhead,       Prospectuses       Distribution
                                                               Distributor         Telephone       to Other           of Sales
                                          Compensation         & Its Sales         and Travel      Than Current       Literature and
                                          to Dealers/1/        Personnel           Expenses        Shareholders       Advertising
                                          -------------        ---------           --------        ------------       -----------
Fiscal Year Ended August 31, 2000:

Balanced Fund                               $  60,968            $10,921            $10,926           $  724             $ 3,638
Growth and Income Fund                        171,927              4,601              5,013              329               1,609
CORE Large Cap Value Fund                      82,493             17,731             19,785            1,287               6,378
CORE U.S. Equity Fund                         446,971             22,887             24,876            1,607               8,606
CORE Large Cap Growth Fund                  1,031,770             79,323             83,016            5,309              27,649
CORE Small Cap Equity Fund                     61,561             17,363             18,638            1,163               6,145
CORE International Equity Fund                 57,545             11,361             11,680              706               3,925
Capital Growth Fund                           952,905             48,083             38,735            2,382              12,377
Strategic Growth Fund                          51,598             40,053             44,282            2,778              14,374
Growth Opportunities Fund                      88,990             38,825             39,945            2,262              14,119
Mid Cap Value                                  57,927             16,293             17,051            8,459               5,453
Small Cap Value Fund                           64,506              6,297              6,665              438               2,243
Large Cap Value                                 3,514             15,066             12,193              715               3,847
International Equity Fund                     147,728             12,518             13,455              875               4,527
European Equity Fund                           11,895              1,579              1,629               99                 552
Japanese Equity Fund                           45,471             20,189             21,106            1,493               6,556
International Growth Opportunities             20,664              6,255              6,236              370               2,163
Emerging Market Equity Fund                    13,857              3,868              4,175              257               1,374
Asia Growth Fund                               29,983              7,734              8,199              536               2,601
Research Select Fund                           92,639             27,892             41,610              772              15,505

---------------------------
/1/ Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.

      The foregoing tables and the information contained in the preceding paragraph reflect amounts expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Plans. The payments under the plans were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis.

      For the fiscal year ended January 31, 1998, Goldman Sachs received service fees from the Funds pursuant to the Plans then in existence at the rate of 0.25% of each Fund's average daily net assets attributable to Class A, Class B, or Class C Shares, which totaled:

                                         Class A        Class B       Class C
                                         -------        -------       -------
Balanced Fund/1/                        $  268,705      $ 61,957      $ 18,073
Growth and Income Fund/1/                1,432,452       449,190        56,251
CORE Large Cap Value Fund/2/                88,576        10,063         5,879
CORE U.S. Equity Fund/1/                   901,485       278,959        53,608
CORE Large Cap Growth Fund/3/              366,944       214,702        85,913
CORE Small Cap Equity Fund/4/               84,036        20,061         8,594
CORE International Equity Fund/4/          160,522        11,759         6,254
Capital Growth Fund/1/                   2,987,610       434,907       111,813
Strategic Growth Fund/5/                       N/A           N/A           N/A
Growth Opportunities Fund/5/                   N/A           N/A           N/A
Mid Cap Value Fund/4/                       93,442        50,240        14,982
Small Cap Value Fund/1/                    339,961        55,190        10,766
Large Cap Value Fund/5/                        N/A           N/A           N/A
International Equity Fund/1/             1,311,260        97,039        15,069
European Equity Fund/6/                     96,223         1,091           828
Japanese Equity Fund/6/                     27,703         3,808         2,250
International Growth
 Opportunities Fund/6/                      57,824           338           273
Emerging Market Equity Fund/7/              88,373         1,064           926
Asia Growth Fund/1/                        104,488         8,049         2,230
Research Select Fund/5/                        N/A           N/A           N/A

--------------------------------------------------------------------------------

/1/ Prior to August 15, 1997, the Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, International Equity, Small Cap Value, and Asia Growth Funds had not sold Class C Shares, respectively.

/2/ The CORE Large Cap Value Fund commenced operations on December 31, 1998.

/3/ Prior to May 1, 1997, May 1, 1997 and August 15, 1997, the CORE Large Cap Growth Fund had not sold Class A, Class B and Class C Shares, respectively.

/4/ Prior to August 15, 1997, the CORE Small Cap Equity, CORE International Equity and Mid Cap Value Funds had not sold Class A, Class B or Class C Shares.

/5/ During the periods shown, no Shares of the Strategic Growth, Growth Opportunities, Large Cap Value or Research Select Funds were offered.

/6/ Prior to October 1, 1998, May 1, 1998 and May 1, 1998, European Equity, Japanese Equity and International Growth Opportunities Funds had not sold Class A, Class B or Class C Shares.

/7/ Prior to December 15, 1997, the Emerging Markets Equity Fund had not sold Class A, Class B or Class C Shares.

         OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES,
                     REDEMPTIONS, EXCHANGES AND DIVIDENDS
           (Class A Shares, Class B Shares and Class C Shares Only)

Maximum Sales Charges
---------------------

      Class A Shares of each Fund are sold at a maximum sales charge of 5.5%. Using the initial offering price per share as of August 31, 2000, the maximum offering price of each Fund's Class A shares would be as follows:

                                                                     Maximum           Offering
                                                Net Asset             Sales            Price to
                                                  Value              Charge             Public
                                                  -----              ------             ------
Balanced Fund                                     $21.42              5.5%             $22.67
Growth and Income Fund                             24.78              5.5%              26.22
CORE U.S. Equity Fund                              36.77              5.5%              38.91
CORE Large Cap Value Fund                          10.81              5.5%              11.44
CORE Large Cap Growth Fund                         22.66              5.5%              23.98
CORE Small Cap Equity Fund                         12.90              5.5%              13.65
CORE International Equity Fund                     11.32              5.5%              11.98
Capital Growth Fund                                28.95              5.5%              30.63
Strategic Growth Fund                              12.52              5.5%              13.25
Growth Opportunities Fund                          19.50              5.5%              20.63
Mid Cap Value Fund                                 19.88              5.5%              21.04
International Equity Fund                          23.59              5.5%              24.96
Small Cap Value Fund                               23.21              5.5%              24.56
Large Cap Value Fund                               10.39              5.5%              10.99
European Equity Fund                               13.82              5.5%              14.62
Japanese Equity Fund                               15.77              5.5%              16.69
International Growth Opportunities Fund            16.12              5.5%              17.06
Emerging Market Equity Fund                        10.83              5.5%              11.46
Asia Growth Fund                                   11.16              5.5%              11.80
Research Select Fund                               10.77              5.5%              11.40

      The following information supplements the information in the Prospectus under the captions "Shareholder Guide" and "Dividends." Please see the Prospectus for more complete information.

Other Purchase Information
--------------------------

      If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Right of Accumulation (Class A)
-------------------------------

      A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of a Fund and Class A Shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 or more). Class A Shares purchased without the imposition of a sales charge may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, (i) shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A Shares held by all other Private Client Services accounts, and (ii) shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman.com will be combined with Class A Shares and other assets held in the client's Goldman.com account. In addition, Class A Shares of the Funds and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's, group's or firm's agreement to cooperate in the offering of the Fund's shares to eligible persons; and (ii) notification to the relevant Fund at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs, and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A Shares of Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.

Statement of Intention (Class A)
--------------------------------

If a shareholder anticipates purchasing at least $50,000 of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.

Cross-Reinvestment of Dividends and Distributions
-------------------------------------------------

Shareholders may receive dividends and distributions in additional shares of the same class of a Fund or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds or ILA Service Shares of the Prime Obligations Fund or the Tax-Exempt Diversified Fund, if they hold Class A Shares of a Fund, or ILA, Class B or Class C Shares of the Prime Obligations Fund, if they hold Class B or Class C Shares of a Fund (the "ILA Funds").

A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Funds is available only in states where such reinvestment may legally be made.

Automatic Exchange Program
--------------------------

A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund into an identical account of another Goldman Sachs Fund or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Class C Exchanges
-----------------

As stated in the Prospectus, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Dealer's customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Fund at their relative NAV without a sales charge in recognition of the reduced payment to the Authorized Dealer.

Systematic Withdrawal Plan
--------------------------

A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See "Shareholder Guide" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

                                  SERVICE PLAN
                              (Service Shares Only)


The Funds have adopted a service plan (the "Plan") with respect to its Service Shares which authorizes the Funds to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plan, each Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Fund, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Fund, including obtaining information from the Fund, working with the Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, each Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets.

The amount of the service fees paid by each Fund then in existence to Service Organizations pursuant to the Plan was as follows for the fiscal year ended August 31, 2000, the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998.

                                              Fiscal year        Fiscal period        Fiscal year         Fiscal year
                                                 ended               ended               ended               ended
                                               August 31,          August 31,         January 31,         January 31,
                                                  2000                1999                1999               1998
                                                  ====                ====                ====               ====
Balanced Fund/1/                                $    78             $   445             $ 1,402            $    31
Growth and Income Fund                           44,543              32,442              57,187             32,418
CORE Large Cap Value Fund/2/                         59                  13                   1                N/A
CORE U.S. Equity Fund                            60,276              34,586              49,461             27,222
CORE Large Cap Growth Fund/3/                    15,306               6,385               2,992                257
CORE Small Cap Equity Fund/1/                       315                 176                  74                  4
CORE International Equity Fund/1/                   119                  20                  53                  3

                                              Fiscal year        Fiscal period        Fiscal year         Fiscal year
                                                 ended               ended               ended               ended
                                               August 31,          August 31,         January 31,         January 31,
                                                  2000                1999                1999               1998
                                                  ====                ====                ====               ====
Capital Growth Fund/1/                           48,672              16,691               7,655                  4
Strategic Growth Fund/4/                              8                   2                 N/A                N/A
Growth Opportunities Fund/4/                        628                   2                 N/A                N/A
Mid Cap Value Fund/5/                               904                 656                 685                 12
Small Cap Value Fund/1/                             268             $   471             $   588             $    4
Large Cap Value Fund/6/                               5                 N/A                 N/A                N/A
International Equity Fund                        20,398              10,635              17,786              9,236
European Equity Fund/7/                              11                   6                   3                N/A
Japanese Equity Fund/7/                              14                   6                   6                N/A
International Growth
 Opportunities Fund/7/                               11                   5                   6                N/A
Emerging Markets Equity Fund/8/                       2                   4                   7                  1
Asia Growth Fund/9/                                 N/A                 N/A                 N/A                N/A
Research Select Fund/10/                              8                 N/A                 N/A                N/A

--------------------------
/1/ Prior to August 15, 1997, the Balanced, CORE Small Cap Equity, CORE International Equity, Capital Growth and Small Cap Value Funds had not sold Service Shares.

/2/ Prior to December 31, 1998, the CORE Large Cap Value Fund had not sold Service Shares.

/3/ Prior to May 1, 1997, the CORE Large Cap Growth Fund had not sold Service Shares.

/4/ Prior to May 24, 1999, the Strategic Growth and Growth Opportunities Fund had not sold Service Shares.

/5/  Prior to July 18, 1997, the Mid Cap Value Fund had not sold Service Shares.

/6/ Prior to December 15, 1999, the Large Cap Value Fund had not sold Service Shares.

/7/ Prior to October 1, 1998, May 1, 1998 and May 1, 1998, the European Equity, Japanese Equity and International Growth Opportunities Funds, respectively, had not sold Service Shares.

/8/ Prior to December 15, 1997, the Emerging Markets Fund had not sold Service Shares.

/9/ During the periods shown, Service Shares of the Asia Growth Fund were not sold.

/10/ Prior to June 19, 2000, the Research Select Fund had not offered Service Shares.

The Funds have adopted the Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.


Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve the Plan and related Service Agreements with respect to each Fund (except the Research Select Fund) at a meeting called for the purpose of voting on such Plan and Service Agreements on April 25, 2000. The Plan and related Service Agreements for the Research Select Fund were initially approved on April 26, 2000. The Plan and related Service Agreements will remain in effect until May 1, 2001 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Fund and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the affected Fund's outstanding Service Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Funds and the holders of Service Shares of the Funds.

                                   Appendix A


Commercial Paper Ratings
------------------------

      A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

      "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings

                                      1-A
assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.

      Fitch, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                                      2-A

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

      The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                                      3-A

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      - "r" - The `r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

      - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective

                                      4-A
elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Con. (...) - Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.


                                      5-A

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.


                                      6-A

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


      - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" and "F1" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

      - `NR' indicates that Fitch does not rate the issuer or issue in question.

      - `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      - Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      - A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.


                                      7-A

Municipal Note Ratings
----------------------

      A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

      "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.



                                      8-A

                                  Appendix B

BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

      Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

      Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

      Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

      We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

      We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

      We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

      We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

      We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

      The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.


                                      1-B

      Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who help create them. Profitability is crucial to our future.

      We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

      We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

      We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

      Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

      Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.


                                      2-B

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

      Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client service.

      With thirty-seven offices around the world Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

      The number one underwriter of all international equity issues from 1989-1997.

      The number one lead manager of U.S. common stock offerings for the past nine years (1989-1997).*

      The number one lead manager for initial public offerings (IPOs) worldwide (1989-1997).



--------

*       Source: Securities Data Corporation. Common stock ranking excludes
        ===================================
        REITs, Investment Trusts and Rights.



                                      3-B

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1869    Marcus Goldman opens Goldman Sachs for business

1890    Dow Jones Industrial Average first published

1896    Goldman, Sachs & Co. joins New York Stock Exchange

1906 Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 93 years, the firm's longest-standing client relationship)

        Dow Jones Industrial Average tops 100

1925 Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956 Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date

1970    Goldman, Sachs & Co. opens London office

1972    Dow Jones Industrial Average breaks 1000

1986    Goldman, Sachs & Co. takes Microsoft public

1988    Goldman Sachs Asset Management is formally established

1991 Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995 Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

        Dow Jones Industrial Average breaks 5000

1996    Goldman, Sachs & Co. takes Deutsche Telekom public

        Dow Jones Industrial Average breaks 6000

1997 Goldman Sachs Asset Management increases assets under management by 100% over 1996

        Dow Jones Industrial Average breaks 7000



                                      4-B

1998 Goldman Sachs Asset Management reaches $195.5 billion in assets under management

        Dow Jones Industrial Average breaks 9000

1999    Goldman Sachs becomes a public company


                                      5-B

                                  APPENDIX C

                            Statement of Intention
                      (applicable only to Class A shares)


        If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Fund alone or in combination with Class A Shares of another Goldman Sachs Fund within a 13-month period, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of the Statement of Intention.

        To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor's purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.


                               Escrow Agreement


        Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

        If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.



                                      1-C